As filed with the Securities and Exchange Commission on June 25, 2014

Securities Act File No. 333-195076

Investment Company Act File No. 811-22955

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. 2

POST-EFFECTIVE AMENDMENT NO.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 2

TEKLA HEALTHCARE OPPORTUNITIES FUND

(Exact name of Registrant as specified in its charter)

2 Liberty Square, 9th Floor

Boston, MA 02109
(617) 772-8500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

DANIEL R. OMSTEAD, Ph.D.
2 Liberty Square, 9th Floor
Boston, MA 02109

(Name, address including zip code, and telephone number, including area code, of agent for service)

With Copies to:

JOSEPH R. FLEMING, ESQ.	CLIFFORD R. CONE, ESQ.
Dechert LLP	LEONARD B. MACKEY, JR., ESQ.
One International Place, 40th Floor	Clifford Chance US LLP
100 Oliver Street	31 West 52nd Street
Boston, MA 02110	New York, NY 10019

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED(2)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)	PROPOSED MAXIMUM OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE(3)
Shares of Beneficial Interest ($.01 par value)	50,000	$20.00	$1,000,000	$128.80

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)  Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

(3)  Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated June 25, 2014

PROSPECTUS

Shares

Tekla Healthcare Opportunities Fund

Common Shares
$20.00 per Share

Tekla Healthcare Opportunities Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company with no operating history. The Trust's investment objective is to seek current income and long-term capital appreciation. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets (as defined below) in U.S. and non-U.S. companies engaged in the healthcare industry ("Healthcare Companies") including equity securities, debt securities, and pooled investment vehicles. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may not be changed without 60 days' prior notice to the Trust's shareholders ("Shareholders").

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in a company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). Tekla Capital Management LLC (the "Investment Adviser") determines, in its discretion, whether a company is a Healthcare Company.

The Trust expects to invest 50-85% of its Managed Assets in equity securities (which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock) as measured at the time of investment. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Trust's investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities. See "Risk Factors — Non-Investment Grade Securities Risk."

(continued on inside front cover)

No Prior History. Because the Trust is newly organized, its common shares of beneficial interest (the "Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value ("NAV"), which may increase investors' risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Listing. It is anticipated that the Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "THQ."

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Trust. An investment in the Trust is not appropriate for all investors, and the Trust is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Trust, which are summarized in "Prospectus Summary — Risk Considerations" beginning on page 11 and in "Risk Factors" beginning on page 64.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses	$0.04	$
Proceeds, after expenses, to the Trust(3)	$19.06	$

(footnotes on inside front cover)

The underwriters expect to deliver the Shares to purchasers on or about      , 2014.

Wells Fargo Securities
Morgan Stanley
UBS Investment Bank
Raymond James
Ameriprise Financial Services, Inc.

Oppenheimer & Co. BB&T Capital Markets Henley & Company LLC Ladenburg Thalmann Pershing LLC Wedbush Securities Inc.	Comerica Securities J.J.B. Hilliard, W.L. Lyons, LLC Maxim Group LLC Southwest Securities Wunderlich Securities	RBC Capital Markets D.A. Davidson & Co. Janney Montgomery Scott Newbridge Securities Corporation Sterne Agee B.C. Ziegler

The date of this prospectus is    , 2014.

(footnotes from previous page)

(1)  The Trust has granted the underwriters an option to purchase up to additional Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Trust will be $ , $ , $ and $ , respectively. See "Underwriting."

(2)  The Investment Adviser (and not the Trust) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Raymond James & Associates, Inc., Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC. The Investment Adviser (and not the Trust) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. The Investment Adviser (and not the Trust) has agreed to pay Destra Capital Investments LLC for distribution assistance in connection with this offering of up to . Because the fees described in this footnote are paid by the Investment Adviser, they are not reflected under sales load in the table above. See "Underwriting."

(3)  The Investment Adviser has agreed to pay (i) all organizational expenses of the Trust and (ii) offering expenses of the Trust (other than the sales load) that exceed $0.04 per Share. The Trust will pay offering expenses of the Trust (other than the sales load) up to $0.04 per Share. Any offering expenses paid by the Trust will be deducted from the proceeds of the offering received by the Trust. After payment of such expenses, proceeds to the Trust will be $19.06 per share. The aggregate offering expenses (other than the sales load) to be borne by the Trust are estimated to be $ (approximately $ per Share); therefore, offering expenses payable by the Investment Adviser are estimated to be $ ($ per Share). See "Trust Expenses."

(continued from previous page)

The Trust will not invest more than 30% of its Managed Assets as measured at the time of investment in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, for hedging purposes. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation.

The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in foreign securities. The Trust may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

The Trust will not invest more than 10% of its Managed Assets as measured at the time of investment in restricted securities, including private investments in public equity ("PIPEs").

The Trust may invest up to 25% of its Managed Assets as measured at the time of investment in real estate investment trusts that derive their income from the ownership, leasing, or financing of properties in the healthcare sector ("Healthcare REITs").

The Trust may from time-to-time lend its portfolio securities.

The Trust may not be able to achieve its investment objective. For a discussion of the risks associated with an investment in the Trust, see "Risk Factors."

Leverage. As soon as practicable following the initial public offering of the Shares (subject to market conditions), the Trust intends to use leverage to seek to achieve its investment objective. The Trust may issue Preferred Shares, borrow money and/or issue debt securities ("traditional leverage"). The Trust intends to use traditional leverage through a credit facility representing up to 20% of the Trust's Managed Assets. In addition, the Trust may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). The Trust will not employ leverage, either traditional or effective leverage, of more than 20% of the Trust's Managed Assets as measured at the time when leverage is incurred. Furthermore, at no time will the Trust's use of leverage, either through traditional leverage or effective leverage, exceed 331/3% of the Trust's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the use of covered calls will not be counted toward the Trust's limit on the use of effective leverage or the overall 331/3% leverage limitation. The Trust's use of leverage is subject to risks and will cause the Trust's NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust's NAV to decline more than if the Trust had not used leverage. A reduction in the Trust's NAV may cause a reduction in the market price of its Shares. There is no assurance that the Trust's leveraging strategies, if employed, will be successful. See "Risk Factors — Leverage Risk."

The Trust is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Trust and the leverage attributable to similar transactions entered into by the Trust. Although it has no current intention to do so, the Trust may also issue preferred shares of beneficial interest ("Preferred Shares") in an aggregate amount of up to 331/3% of the Trust's Managed Assets immediately after such issuance. If the Trust uses traditional leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Trust does not use traditional leverage, because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Trust's use of traditional leverage, including the issuance of Preferred Shares, if any. The Trust's willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors. See "Trust Expenses."

In addition, the Trust may obtain effective leverage through the use of forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Trust may use effective leverage opportunistically, though not at all times, and may choose to increase or decrease its effective leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser's assessment of market conditions and the investment environment, and the costs that the Trust would incur as a result of such effective leverage. There is no assurance that the Trust will utilize any form or combination of effective leverage. To the extent the Trust uses effective leverage, such transactions (with the exception of the use of covered calls) will be included in calculating the aggregate amount of leverage for purposes of the overall 331/3% leverage limitation on both traditional and effective leverage set forth above.

This prospectus sets forth concisely the information about the Trust you should know before investing, including information about risks. You should read this prospectus and retain it for future reference. A Statement of Additional Information dated          , 2014 (the "SAI") containing additional information about the Trust has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is incorporated by reference in its entirety into this prospectus. A copy of the SAI, the table of contents of which appears on page 115 of this prospectus, may be obtained without charge by contacting the Investment Adviser at (617) 772-8500. The Trust also will produce both annual and semi-annual reports that will contain important information about the Trust. The Trust's annual and semi-annual reports will be available free upon request by contacting the Investment Adviser at (617) 772-8500. The Commission maintains a website (http://www.sec.gov) that will contain reports and any material incorporated by reference and other information regarding the Trust. You can also access and download the annual and semi-annual reports, when available, and the SAI at the Trust's website: www.teklacap.com.

The Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Information about the Trust can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Call (202) 551-8090 for information on the operation of the Public Reference Room. This information is also available in the Commission's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.

TABLE OF CONTENTS

Prospectus Summary	1
Trust Expenses	44
Use of Proceeds	46
Description of the Trust	46
Investment Objective and Policies	47
Investment Philosophy	48
Investment Techniques	48
Leverage	62
Risk Factors	64
Management of the Trust	97
Portfolio Transactions and Brokerage	101
Net Asset Value	102
Dividends and Distributions	104
Dividend Reinvestment and Stock Purchase Plan	105
Taxation	107
Custodian, Administrator, Transfer Agent, Dividend Disbursing Agent and Registrar	109
Investor Support Services	109
Underwriting	110
Additional Compensation to be Paid by the Investment Adviser	111
Legal Matters	114
Independent Registered Public Accounting Firm	114
Additional Information	114
Special Note Regarding Forward-Looking Statements	114
Table of Contents of Statement of Additional Information	115

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date of this prospectus. The Trust's business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Trust. You should review the more detailed information contained in this prospectus and in the (Statement of Additional Information (the "SAI"), dated      , 2014, especially the information set forth in this prospectus under the heading "Risk Factors."

The Trust    Tekla Healthcare Opportunities Fund (the "Trust") is a newly organized, non-diversified closed-end management investment company with no operating history. See "Description of the Trust."

The Offering    The Trust is offering                 common shares of beneficial interest ("Shares") of the Trust at $20.00 per Share through a group of underwriters (the "Underwriters") led by Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Raymond James & Associates, Inc. and Ameriprise Financial Services, Inc. You must purchase at least 100 Shares ($2,000) in order to participate in this offering. The Trust's investment adviser, Tekla Capital Management LLC (the "Investment Adviser") has agreed to pay (i) all organizational expenses of the Trust and (ii) offering expenses (other than the sales load) that exceed $0.04 per Share. See "Underwriting."

Investment Objective and Strategies    The Trust's investment objective is to seek current income and long-term capital appreciation.

Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industry ("Healthcare Companies") including equity securities, debt securities, and pooled investment vehicles. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may not be changed without 60 days' prior notice to the Trust's shareholders (the "Shareholders").

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a Healthcare Company.

The Trust expects to invest 50-85% of its Managed Assets in equity securities (which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock) as measured at the time of investment. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Trust's investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Trust will not invest more than 30% of its Managed Assets as measured at the time of investment in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, for hedging purposes. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation.

The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in foreign securities. The Trust may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

The Trust will not invest more than 10% of its Managed Assets as measured at the time of investment in restricted securities, including private investments in public equity ("PIPEs").

The Trust may invest up to 25% of its Managed Assets as measured at the time of investment in real estate investment trusts that derive their income from the ownership, leasing, or financing of properties in the healthcare sector ("Healthcare REITs").

The Trust may from time-to-time lend its portfolio securities. See "Investment Techniques — Securities Lending."

Investment Philosophy    The Investment Adviser manages the Trust with a healthcare focus, using its operating knowledge and experience of research and development; the startup and growth of venture companies; clinical trials design and execution; U.S. Food and Drug Administration ("FDA") interactions, and involvement in breakthrough products. The Investment Adviser's unique skill set and long tenure evaluating healthcare companies has provided it with the experience to identify investment opportunities across the capital structure in companies at all stages of their development. The Investment Adviser intends to invest the Trust's assets across the full capital structure of healthcare securities. A company's capital structure refers to the way it finances its business and can include some combination of equity securities, debt securities or hybrid securities, such as convertible securities. The Investment Adviser pursues its investment objective through the use of multiple sources of potential income, by varying the Trust's exposure across the healthcare industry, and by seeking to gain access to special opportunities such as PIPEs and convertible securities.

The Trust's Investments    Healthcare Companies. The Trust expects to invest in U.S. and non-U.S. equity and debt securities of companies in the healthcare industry, including, but not limited to, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), pharmaceutical, medical devices and healthcare services companies. See "Investment Techniques — Healthcare Companies." These investments are designed to take advantage of recent developments in certain healthcare sectors. For example, demographic changes are driving an increase in medical products due to the high growth rate of the population of Americans age 65 and older. Recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients' lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. The Investment Adviser also believes that the following trends have investment potential: (i) biopharmaceuticals, including products for novel targets; (ii) treatments for orphan and ultra-orphan (i.e., rare and extremely rare) diseases, including gene therapy; (iii) specialty pharmaceuticals; (iv) generic pharmaceuticals; (v) novel medical devices; (vi) life sciences tools and diagnostics; and (vii) products that will benefit from changes in the medical regulatory landscape.

Equity Securities. The Trust expects to invest 50-85% of its Managed Assets as measured at the time of investment in equity securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. Common stock represents shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock represents shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds or other debt securities. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security.

Debt Securities. The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities rated non-investment grade (that is, rated Ba or lower by Moody's, BB+ or lower by S&P, or BB by Fitch or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called "high yield" or "junk" bonds. The Trust may invest in debt securities of any maturity.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Trust may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers that issue securities denominated in the U.S. dollar. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Trust may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

REITs. The Trust may invest up to 25% of Managed Assets as measured at the time of investment in Healthcare REITs. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Trust will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests. Healthcare REITs are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Trust will not invest more than 30% of its Managed Assets as measured at the time of investment in derivative instruments including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives for hedging purposes, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes for investment. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of Healthcare Companies, the Trust will include such derivative and synthetic instruments for the purposes of the Trust's 80% policy. The Trust may engage in short sales and short sales against the box in an amount not to exceed 10% of its Managed Assets as measured at the time of investment.

Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation.

Foreign Securities. The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets one of the following tests: (i) such company was not organized in the United States; or (ii) such company's primary business office is not in the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, price volatility can be greater than in the United States.

Initial Public Offerings. The Trust may invest a portion of its assets in shares of issuers which are engaging in Initial Public Offerings ("IPOs"), if consistent with the Trust's investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as such fund's asset size increases, which could reduce such fund's returns. IPOs may not be consistently available to the Trust for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Trust may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the Trust's Shareholders. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Convertible Securities. The Trust may invest in convertible securities. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Trust invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-

income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Restricted Securities. The Trust will not invest more than 10% of its Managed Assets as measured at the time of investment in securities and other financial instruments that are not registered or that are offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended, (the "Securities Act") including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the length and nature of the restriction, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Other Investment Companies. The Trust may invest in securities of other investment companies, such as mutual funds, closed-end funds and ETFs, subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). These limitations include in certain circumstances a prohibition on the Trust acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Trust's total assets in securities of any one investment company or more than 10% of the Trust's total assets in securities of all investment companies.

For additional information about the Trust's investments, see "Investment Techniques."

Leverage    The Trust currently intends to use leverage to seek to achieve its investment objective. The Trust is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), the issuance of Preferred Shares, margin loan facilities or notes (collectively, "traditional leverage"). The Trust intends to use traditional leverage through a credit facility representing up to 20% of the Trust's Managed Assets. In addition, the Trust may enter into investment management techniques that have similar effects as leverage, including, among others, swaps, futures and forward contracts, reverse repurchase agreements, options and other derivative transactions (collectively, "effective leverage"). The Trust will not employ leverage, either traditional or effective leverage, of more than 20% of the Trust's Managed Assets as measured at the time when leverage is incurred. Furthermore, at no time will the Trust's use of leverage, either through traditional or effective leverage, exceed 331/3% of the Trust's Managed Assets. To the extent the Trust uses effective leverage, such transactions (with the exception of the use of covered calls) will be included in calculating the aggregate amount of leverage for purposes of the overall 331/3% limitation on both traditional and effective leverage set forth above. Notwithstanding the foregoing, effective leverage incurred through the use of covered calls will not be counted toward the Trust's limit on the use of effective leverage or the overall 331/3% leverage limitation. The Trust may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser's assessment of market conditions and the investment environment, and the costs that the Trust would incur as a result of such leverage. There is no assurance that the Trust will utilize any form or combination of leverage.

The Trust's use of leverage is subject to risks and will cause the Trust's NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust's NAV to decline more than if the Trust had not used leverage. A reduction in the Trust's NAV may cause a reduction in the market price of its Shares. There is no assurance that the Trust's leveraging strategies will be successful. See "Risk Factors — Leverage Risk."

Investment Adviser    Tekla Capital Management LLC (the "Investment Adviser") serves as investment adviser to the Trust. The Investment Adviser also serves as investment adviser to H&Q Life Sciences Investors ("HQL") and H&Q Healthcare Investors ("HQH"), publicly traded, closed-end management investment companies that invest in companies in the healthcare industries. See "Management of the Trust — Investment Adviser." The Trust may be subject to certain potential conflicts of interest. See "Portfolio Transactions and Brokerage."

For the services provided by the Investment Adviser under the Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement"), the Trust pays a fee, computed and payable monthly, of 1.00% (annualized) of the Trust's average daily Managed Assets.

Distributions    The Trust currently anticipates making distributions to its shareholders each month in cash out of legally available funds. The Trust expects to declare the initial monthly dividend on the Trust's Shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering, depending on market conditions.

The Trust's distribution policy and the basis for establishing the rate of its monthly distributions may be changed at any time by the Board of Trustees (the "Board") without Shareholder approval. The Trust has filed an exemptive application seeking an exemptive order from the Commission under Section 19(b) of the Investment Company Act, which would permit the Trust to distribute long-term capital gains to shareholders more than once per year. There can be no assurance that the Commission will grant such relief. See "Dividends and Distributions."

Dividend Reinvestment and Stock Purchase Plan    Shareholders will automatically have all dividends and distributions reinvested in Shares of the Trust in accordance with the Trust's Dividend Reinvestment and Stock Purchase Plan ("DRIP"). A Shareholder may terminate his or her participation in the DRIP at any time by contacting the Plan Agent (as defined herein) before the record date of the next distribution by telephone, on the Internet, or in writing. Shareholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to Shareholders who do not participate in the DRIP, or who have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent when the Board declares a distribution. See "Dividend Reinvestment and Stock Purchase Plan."

Taxation    The Trust intends to elect to be treated and to qualify in each of its taxable years as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Trust generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that the Trust distributes to its Shareholders. To qualify as a RIC and maintain RIC status, the Trust must meet specific source-of-income and asset diversification requirements and must generally distribute an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Trust's taxable year. If, in any year, the Trust fails to qualify as a RIC under U.S. federal income tax laws, the Trust would be taxed as an ordinary corporation. In such circumstances, the Trust could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. See "Taxation."

Independent Registered Public Accounting Firm    Deloitte & Touche LLP is the independent registered public accounting firm for the Trust and will audit the Trust's financial statements.

Investor Support Services    The Trust has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust and its performance with financial advisors that are representatives of financial intermediaries, communicating with the New York Stock Exchange ("NYSE") specialist for the Shares, and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust will pay Destra a services fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Trust's Managed Assets from the closing through the first anniversary of the closing and (ii) 0.10% of the average aggregate daily value of the Trust's Managed Assets from the date immediately following such first anniversary through the remaining term of the investor support services agreement. The investor support services agreement will be in effect for a period of two years from the closing and will continue for successive one year periods unless either party to the agreement provides written notice to the other party at least 30 days prior to the end of the applicable period.

Listing    It is anticipated that the Shares will be approved for listing on the NYSE, subject to notice of issuance, under the trading or "ticker" symbol "THQ."

Risk Considerations    The following are the principal risks of investing in the Trust that you should carefully consider before investing in the Shares. In addition, see "Risk Factors" beginning on page 64 for a more detailed discussion of the principal risks as well as certain other risks you should consider carefully before investing in the Shares.

No Operating History. The Trust is a newly organized, non-diversified closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering. See "Risk Factors — No Operating History."

Market Risk. As with any investment company that invests in equity securities, the Trust is subject to market risk — the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust's Shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time. See "Risk Factors — Market Risk."

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Equity Securities Risk. The Trust expects to invest 50-85% of its Managed Assets in equity securities as measured at the time of investment. Equity risk is the risk that equity securities held by the Trust will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Trust participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Trust holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Trust. In addition, equity securities held by the Trust may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. See "Risk Factors — Equity Securities Risk."

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style. See "Risk Factors — Selection Risk."

Concentration in the Healthcare Industries. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in securities of Healthcare Companies. As a result, the Trust's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The Trust may occasionally make investments in any company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Trust more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the Food and Drug Administration (the "FDA") for new products can be lengthy, expensive and uncertain as to outcome. These factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent.

Cost containment measures implemented by the federal government, state governments and the private sector have adversely affected certain sectors of the healthcare industries. The implementation of any such further cost containment measures may have an adverse effect on some companies in the healthcare industries.

Product development efforts by Healthcare Companies may not result in commercial products. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical, medical device or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

All of these factors may cause the value of the Trust's Shares to fluctuate significantly over relatively short periods of time. See "Risk Factors — Concentration in Healthcare Industries."

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products. A biotechnology company's valuation could be affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in our financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and HMO subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. Health plans and insurance companies are also regulated under state insurance holding company regulations, and some of our activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The implementation of the Affordable Care Act ("ACA") and other reforms could materially and adversely affect the manner in which managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the

FDA and the U.S. Department of Agriculture for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. The implementation of the ACA may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Trust may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite our protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law ("Stark Law") and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the FCA and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If a healthcare services company fails to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock price.

A substantial percentage of a healthcare services company's service revenues may generate from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs ("VA"), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Current economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States as a result of current or recent economic conditions has and may continue to result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also begin to select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, we may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts we expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the current economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their business, financial condition or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of our products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

The ACA was enacted into law in the United States in March 2010. In addition to a medical device tax, effective as of January 2013, there are many programs and requirements for which the details have not yet been fully established or consequences not fully understood. It is unclear what healthcare programs and regulations will be ultimately implemented at either the federal or state level, but any changes that may decrease reimbursement for healthcare supplies companies' products, reduce medical procedure volumes or increase cost containment measures could adversely impact the business of such companies.

Healthcare Facilities Sector Risk. A healthcare facility's ability to negotiate favorable contracts with Health Maintenance Organizations ("HMOs"), insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations ("PPOs"). The

trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. It is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility's ability to negotiate reimbursement increases. However, as various provisions of the ACA are implemented, including the establishment of the exchanges, non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities continue to be adversely affected by a high volume of uninsured and underinsured patients, as well as declines in commercial managed care patients. As a result, healthcare facilities continue to experience a high level of uncollectible accounts, and, unless their business mix shifts toward a greater number of insured patients as a result of the ACA or otherwise, the trend of higher co-pays and deductibles reverses, or the economy improves and unemployment rates decline, it is anticipated that this high level of uncollectible accounts will continue or increase. In addition, even after implementation of the ACA, healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented aliens who are not permitted to enroll in a health insurance exchange or government health care program.

Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries. Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice, ("DOJ") and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have recently passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing our patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, in recent years, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows of healthcare distribution companies.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Healthcare REIT Risk. The healthcare industry is highly regulated, and changes in government regulation and reimbursement can have material adverse consequences on its participants, including Healthcare REITs, some of which may be unintended. The healthcare industry is also highly competitive, and the operators and managers of underlying properties of Healthcare REITs may encounter increased competition for residents and patients, including with respect to the scope and quality of care and services provided, reputation and financial condition, physical appearance of the properties, price and location. If tenants, operators and managers of the underlying properties of Healthcare REITs are unable to successfully compete with other operators and managers by maintaining profitable occupancy and rate levels, their ability to meet their respective obligations to Healthcare REITs may be materially adversely affected. There can be no assurance that future changes in government regulation will not adversely affect the healthcare industry, including seniors housing and healthcare operations, tenants and operators, nor can it be certain that tenants, operators and managers of the underlying properties of Healthcare REITs will achieve and maintain occupancy and rate levels that will enable them to satisfy their obligations to a Healthcare REIT. Any adverse changes in the regulation of the healthcare industry or the competitiveness of the tenants, operators and managers of the underlying properties of Healthcare REITs could have a more pronounced effect on a Healthcare REIT than if it had investments outside the seniors housing and healthcare industries. Regulation of the long-term healthcare industry generally has intensified over time both in the number and type of regulations and in the efforts to enforce those regulations. Federal, state and local laws and regulations affecting the healthcare industry include those relating to, among other things, licensure, conduct of operations, ownership of facilities, addition of facilities and equipment, allowable costs, services, prices for services, qualified beneficiaries, quality of care, patient rights, fraudulent or abusive behavior, and financial and other arrangements that may be entered into by healthcare providers. In addition, changes in enforcement policies by federal and state governments have resulted in an increase in the number of inspections, citations of regulatory deficiencies and other regulatory sanctions, including terminations from the Medicare and Medicaid programs, bars on Medicare and Medicaid payments for new admissions, civil monetary penalties and even criminal penalties. It is not possible to predict the scope of future federal, state and local regulations and legislation, including the Medicare and Medicaid statutes and regulations, or the intensity of enforcement efforts with respect to such regulations and legislation, and any changes in the regulatory framework could have a material adverse effect on the tenants, operators and managers of underlying properties of Healthcare REITs, which, in turn, could have a material adverse effect on Healthcare REITs themselves.

If tenants, operators and managers of underlying properties of Healthcare REITs fail to comply with the extensive laws, regulations and other requirements applicable to their businesses and the operation of properties, they could become ineligible to receive reimbursement from governmental and private third-party payor programs, face bans on admissions of new patients or residents, suffer civil or criminal penalties or be required to make significant changes to their operations. Tenants, operators and managers of underlying properties of Healthcare REITs also could face increased costs related to healthcare regulation, such as the ACA, or be forced to expend considerable resources in responding to an investigation or other enforcement action under applicable laws or regulations. In such event, the results of operations and financial condition of tenants, operators and managers of underlying properties of Healthcare REITs and the results of operations of properties operated or managed by those entities could be adversely affected, which, in turn, could have a material adverse effect on Healthcare REITs.

Certain tenants and operators of underlying properties of Healthcare REITs may rely on reimbursement from third-party payors, including the Medicare and Medicaid programs, for substantially all of their revenues. Federal and state legislators and regulators have adopted or proposed various cost-containment measures that would limit payments to healthcare providers, and budget crises and financial shortfalls have caused states to implement or consider Medicaid rate freezes or cuts. Private third-party payors also have continued their efforts to control healthcare costs. There is no assurance that tenants and operators of underlying properties of Healthcare REITs who currently depend on governmental or private payor reimbursement will be adequately reimbursed for the services they provide. Significant limits by governmental and private third-party payors on the scope of services reimbursed or on reimbursement rates and fees, whether from legislation, administrative actions or private payor efforts, could have a material adverse effect on the liquidity, financial condition and results of operations of certain tenants and operators of underlying properties of Healthcare REITs, which could affect adversely their ability to comply with the terms of leases and have a material adverse effect on Healthcare REITs.

Interest Rate Risk. Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. The Trust may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Expectations of higher inflation generally cause interest rates to rise. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. See "Risk Factors — Interest Rate Risk."

Credit/Default Risk. Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the Shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Trust will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a trust which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel and incur additional costs. See "Risk Factors — Credit/Default Risk."

REIT Risk. REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Trust to effect sales at an advantageous time or without a substantial drop in price. See "Risk Factors — REIT Risk."

Non-Investment Grade Securities Risk. The Trust may invest in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB" or below), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term.

Derivatives Risk. The Trust will invest no more than 30% of its Managed Assets as measured at the time of investment in derivative instruments including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives for hedging purposes, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Trust performance. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Trust may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Trust to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Trust receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Trust may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can result in large amounts of leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Trust and could cause the Trust's net asset value to be subject to wider fluctuations than would be the case if the Trust did not use the leverage feature in derivative instruments. See "Risk Factors — Derivatives Risk."

Risks Associated with the Trust's Option Strategy. The ability of the Trust to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a call option covered with a security held by the Trust, the Trust forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Trust writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Trust writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Trust's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following: "Risks Associated with Options on Securities Generally," "Risks of Writing Options," "Exchange-Listed Option Risks," "Over-the-Counter Option Risk," "Index Option Risk," "Limitations on Option Writing Risk" and "Tax Risk." See "Risk Factors — Risks Associated with the Trust's Option Strategy."

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared over-the-counter ("OTC") transactions. Therefore, in those instances in which the Trust enters into uncleared OTC transactions, the Trust will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Trust will sustain losses. If a counterparty becomes bankrupt, the Trust may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Trust's claim is unsecured, the Trust will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.

However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust. See "Risk Factors — Counterparty Risk."

Regulation as a "Commodity Pool". The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Trust pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the "CFTC"). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended ("CEA") (other than positions entered into for hedging purposes) may not exceed five percent of the Trust's liquidation value or. alternatively. the net notional value of the Trust's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Trust's liquidation value. In the event the Investment Adviser fail to qualify for the exclusion with respect to the Trust and is required to register as a "commodity pool operator", it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Trust, which may increase the Trust's expenses.

Failure of Futures Commission Merchants and Clearing Organizations. The Trust may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Trust's clearing broker. In addition, the assets of the Trust may not be fully protected in the event of the clearing broker's bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Trust would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the liquidity of the Trust. During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. See "Risk Factors — Liquidity Risk."

Convertible Securities Risk. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. See "Risk Factors — Convertible Securities Risk."

PIPEs Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Trust may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Trust may bear the price risk from the time of pricing until the time of closing. The Trust may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Trust may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Trust to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Trust to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Trust's use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities. See "Risk Factors — PIPEs Risk."

Leverage Risk. The Trust intends to use financial leverage for investment purposes. The Trust may issue Preferred Shares, borrow money and/or issue debt securities ("traditional leverage"). The Trust intends to use traditional leverage through a credit facility representing up to 20% of the Trust's Managed Assets. In addition, the Trust may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). The Trust will not employ leverage, either traditional or effective leverage, of more than 20% of the Trust's Managed Assets as measured at the time when leverage is incurred. Furthermore, at no time will the Trust's use of leverage, either through traditional leverage or effective leverage, exceed 331/3% of the Trust's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the use of covered calls will not be counted toward the Trust's limit on the use of effective leverage or in the overall 331/3% leverage limitation.

The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Trust and the asset coverage for Preferred Shares, if any. Such volatility may increase the likelihood of the Trust having to sell investments in order to meet its obligations to make distributions on the Preferred Shares, or to redeem Preferred Shares when it may be disadvantageous to do so. Also, if the Trust is utilizing leverage, a decline in NAV could affect the ability of the Trust to make distributions and such a failure to pay dividends or make distributions could result in the Trust ceasing to qualify as a regulated investment company under the Code, as amended. See "Risk Factors — Leverage Risk."

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the Shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Shares; when the Trust uses financial leverage, the investment advisory fees payable to the Investment Adviser will be higher than if the Trust did not use leverage; and leverage may increase operating costs, which may reduce total return.

Restricted Securities. Some of the Trust's investments are subject to restrictions on resale and generally have no established trading market. Because of the type of investments that the Trust makes and the nature of its business, the valuation process requires an analysis of various factors. The Trust's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Trust's portfolio, such Restricted Securities in the Trust's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Trust's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Trust makes. See "Risk Factors — Valuation of Restricted Securities."

Emerging Markets Risk. The Trust may invest in securities of issuers located in emerging countries ("Emerging Markets"). The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. The Trust's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Trust, the Investment Adviser, or its affiliates and respective clients and other service providers. The Trust may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in emerging market countries.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Trust. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Trust may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries.

Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Trust's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Trust from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Trust's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Trust to value its portfolio securities and could cause the Trust to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Trust has delivered or the Trust's inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Trust in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Trust may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Trust's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Trust's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Trust may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Trust's use of foreign currency management techniques in emerging countries may be limited. A significant portion of the Trust's currency exposure in emerging countries may not be covered by these techniques.

Foreign Securities Risk. The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Trust receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Trust may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Trust's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately. See "Risk Factors — Key Personnel Risk."

Discount to NAV Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Trust's NAV per Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period of time following completion of this offering. The NAV per Share will be reduced immediately following this offering as a result of the payment of the sales load and certain offering costs. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. Because the market price of the Shares will be determined by supply of and demand for the Shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust's portfolio holdings, the timing and success of the Trust's investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), (iii) trading volume of the Shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Trust. The Trust cannot predict whether the Shares will trade at, below or above NAV or at, below or above the initial public offering price. See "Risk Factors — Discount to NAV Risk."

Anti-Takeover Provisions Risk. The Trust's Declaration of Trust ("Declaration of Trust"), dated April 2, 2014 and amended and restated as of June 11, 2014, presently has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions, or (3) modify its structure. See "Risk Factors — Anti-Takeover Provisions Risk."

Related Party Transactions Risk. The majority of the Board will be unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Healthcare Companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in restricted securities under certain conditions. The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. See "Risk Factors — Related Party Transactions Risk."

Non-Diversification Risk. The Trust is non-diversified, meaning that the Trust is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Trust may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. See "Risk Factors — Non-Diversification Risk."

Government Intervention. The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust's ability to achieve its investment objective. See "Risk Factors — Government Intervention."

Market Disruption and Geopolitical Risk. The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Trust service providers and/or the Trust's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Shares. The Trust cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Shares or the NAV of the Trust.

Potential Conflicts of Interest Risk. The Investment Adviser's investment team is responsible for managing the Trust as well as two other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Trust and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

For additional risks relating to investments in the Trust, including "Mid-Cap and Small-Cap Risk," "Delay in Use of Proceeds Risk," "Temporary Defensive Strategies Risk," "U.S. Government Securities Risk," "Foreign Custody Risk," "Deflation Risk," "Inflation Risk," "Legal and Regulatory Risks," "Information Technology Systems," "Legislation Risk," "Management Risk," "Misconduct of Employees and of Service Providers," "Portfolio Turnover Risk," "Reliance on Service Providers," "When-Issued and Delayed Delivery Transactions Risk," "Risks Relating to Trust's RIC Status," "RIC-Related Risks of Investments Generating Non-Cash Taxable Income" and "ETFs Risk," see "Risk Factors."

TRUST EXPENSES

The following table shows estimated Trust expenses as a percentage of net assets attributable to Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a common shareholder, would bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table under "Estimated Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 12,500,000 Shares. This table assumes the use of leverage through a credit facility by the Trust in an amount of 20% of its Managed Assets (after leverage is incurred). If the Trust issues fewer Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Shares. See "Management of the Trust" and "Dividend Reinvestment and Stock Purchase Plan." The following table should not be considered a representation of the Trust's future expenses. Actual expenses may be greater or less than shown.

	Percentage of Offering Price
Shareholder Transaction Expenses
Sales Load Paid by You	4.50	%(1)
Offering Expenses Borne by the Trust	0.20	%(2)
Dividend Reinvestment and Stock Purchase Plan Fees	None(3)
	Percentage of Net Assets Attributable to Shares (Assuming the Use of Leverage)(4)
Estimated Annual Expenses
Management Fees	1.25	%(5)
Interest Expense	0.28	%(6)
Other Expenses	0.47	%(7)
Total Annual Expenses	2.00%

(1)  For a description of the sales load, structuring fees and of other compensation paid to the Underwriters by the Trust and the Investment Adviser, see "Underwriting."

(2)  The Investment Adviser has agreed to pay (i) all organizational expenses and (ii) offering expenses (other than the sales load) up to $0.04 per Share. The Trust will pay offering expenses of the Trust (other than the sales load) up to $0.04 per Share. Any offering expenses paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate offering expenses (other than the sales load) to be borne by the Trust are estimated to be $ (approximately $ per Share). The Investment Adviser (and not the Trust) has agreed to pay Destra for distribution assistance in connection with this offering. The structuring fees and the distribution fees are not reflected in the sales load in the table above. The offering costs to be paid by the Trust are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Trust's shareholders will result in a reduction of capital of the Trust and immediate dilution to Shareholders.

(3)  The expenses of administering the Trust's Dividend Reinvestment and Stock Purchase Plan are included in "Other Expenses." You will pay brokerage charges if you direct your broker or the plan agent to sell your Shares that you acquired pursuant to the Trust's Dividend Reinvestment and Stock Purchase Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Trust's

Dividend Reinvestment and Stock Purchase Plan. See "Dividend Reinvestment and Stock Purchase Plan."

(4)  This table reflects that fact that you, as a common shareholder, will bear the expenses of the Trust's use of leverage in the form of higher fees as a percentage of the Trust's net assets attributable to Shares than if the Trust did not use leverage. In order to help you better understand the costs associated with the Trust's leveraging strategy, and to better understand the range of costs you will bear as a common shareholder, as the Trust moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Trust's annual expenses would be, stated as percentages of the Trust's net assets attributable to Shares, assuming the Trust is the same size as in the table above and does not use leverage in the form of a credit facility. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:

	Percentage of Net Assets Attributable to Shares (Assuming no Leverage is Used)
Estimated Annual Expenses
Management Fees	1.00%
Other Expenses	0.44	%(7)
Total Annual Expenses	1.44%

(5)  The Trust pays a management fee to the Investment Adviser in an annual amount equal to 1.00% of the Trust's average daily Managed Assets. The management fee of 1.00% of the Trust's Managed Assets represents 1.25% of net assets attributable to Shares assuming the use of leverage through a credit facility by the Trust in an amount of 20% of the Trust's Managed Assets.

(6)  Assumes the initial use of leverage through a credit facility of up to 20% of the Trust's Managed Assets (as determined immediately after borrowing) at an annual interest rate expense to the Trust of 1.10%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Trust may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust's use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Trust in the future will be borne entirely by the Trust's common shareholders.

(7)  The "Other Expenses" shown in the tables above and related footnotes are based upon estimated amounts for the current fiscal year. These amounts include estimated payments of approximately $357,375 by the Trust to Destra under an Investor Support Services Agreement between the Trust and Destra. See "Investor Support Services."

HYPOTHETICAL EXAMPLE

The following hypothetical example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Shares of the Trust. These amounts are based upon payment by the Trust of investment advisory fees and other expenses at the levels set forth in the table above.

You would directly or indirectly pay the following expenses (including the sales load of $45.00 and estimated offering costs of $2.00) on a $1,000 investment in the Trust, assuming (1) total net annual expenses of 2.00% of net assets attributable to Shares in years 1 through 10 (which assumes the Trust's use of leverage through borrowings in an aggregate amount equal to 20% of the Trust's Managed Assets), and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$17	$44	$73	$155

*  The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated "Other Expenses" set forth in the Estimated Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The net proceeds of the offering of Shares will be approximately $      ($      if the Underwriters exercise the overallotment option in full) after payment of the maximum estimated organizational and offering costs (including sales load). The Investment Adviser has agreed to pay (i) all organizational expenses of the Trust and (ii) offering expenses (other than the sales load) that exceed $0.04 per Share. The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies. See "Investment Objective and Policies." The Trust currently anticipates that it will be able to fully invest the proceeds of the offering within six months following completion of the offering, depending on market conditions and the availability of appropriate securities. Restricted Securities may be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Trust may choose to be more fully invested in publicly-traded securities during such period. Pending investment in the securities described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, during the Trust's ramp-up period, a lower return may be realized than if the Trust had been fully invested in accordance with its investment objective and policies.

DESCRIPTION OF THE TRUST

Tekla Healthcare Opportunities Fund (the "Trust") is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Trust was organized as a Massachusetts business trust on April 2, 2014 pursuant to a Declaration of Trust governed by Massachusetts law. As a newly organized entity, the Trust has no operating history. The Trust's principal offices are located at 2 Liberty Square, 9th Floor, Boston, MA 02019.

The Trust's capitalization consists of an unlimited number of shares of beneficial interest, $0.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all outstanding liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's by-laws (the "By-laws") and the rules of the NYSE.

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

For information regarding risk factors pertaining to the Trust, see "Risk Factors."

The Investment Adviser has purchased Shares from the Trust in an amount sufficient to satisfy the Trust's net worth requirements under Section 14(a) of the Investment Company Act. As of the date of this Prospectus, the Investment Adviser owns 100% of the outstanding Shares. The Investment Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Shares.

INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to seek current income and long-term capital appreciation. The Trust's investment objective is a non-fundamental policy and may be changed by the Board of Trustees of the Trust upon 60 days' notice to shareholders. For a more detailed description of the Trust's investment objective and policies see "Additional Information about Investments and Investment Techniques" and "Investment Restrictions" in the SAI. For a description of the risks that may be associated with an investment in the Trust, see the section of this prospectus entitled "Risk Factors."

Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industry ("Healthcare Companies") including equity securities, debt securities, and pooled investment vehicles (including real estate investment trusts that derive their income from the ownership, leasing, or financing of properties in the healthcare sector ("Healthcare REITs"). "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may not be changed without 60 days' prior notice to Shareholders.

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs. The Investment Adviser determines, in its discretion, whether a company is a Healthcare Company.

The Trust expects to invest 50-85% of its Managed Assets in equity securities (which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock). Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba or lower by Moody's, BB+ or lower by S&P, or BB by Fitch or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Trust's investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" instruments.

The Trust also will not invest more than 30% of its Managed Assets as measured at the time of investment in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, for hedging purposes. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation.

The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in foreign securities. The Trust may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

The Trust will not invest more than 10% of its Managed Assets as measured at the time of investment in restricted securities, including private investments in public equity ("PIPEs").

The Trust may from time-to-time lend its portfolio securities. See "Investment Techniques — Securities Lending."

See "Risk Factors" and "Investment Techniques."

INVESTMENT PHILOSOPHY

The Investment Adviser manages the Trust with a healthcare focus, using its operating knowledge and experience of research and development; the startup and growth of venture companies; clinical trials design and execution; FDA interactions, and involvement in breakthrough products. The Investment Adviser's unique skill set and long tenure evaluating healthcare companies has provided it with the experience to identify investment opportunities across the capital structure in companies at all stages of their development. The Investment Adviser intends to invest the Trust's assets across the full capital structure of healthcare securities. A company's capital structure refers to the way it finances its business and can include some combination of equity securities, debt securities or hybrid securities, such as convertible securities. The Investment Adviser pursues its investment objective through the use of multiple sources of potential income, by varying the Trust's exposure across the healthcare industry, and by seeking to gain access to special opportunities such as PIPEs and convertible securities.

INVESTMENT TECHNIQUES

Healthcare Companies. The Trust expects to invest in U.S. and non-U.S. equity and debt securities of companies in the healthcare industry, including, but not limited to, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), pharmaceutical, medical devices and healthcare services companies. These investments are designed to take advantage of recent developments in certain healthcare sectors. For example, demographic changes are driving an increase in medical products due to the high growth rate of the population of Americans age 65 and older. Recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients' lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. The Investment Adviser believes that the following trends have investment potential: (i) biopharmaceuticals including products for novel targets; (ii) treatments for orphan and ultra-orphan (i.e., rare and extremely rare) diseases, including gene therapy; (iii) specialty pharmaceuticals; (iv) generic pharmaceuticals; (v) novel medical devices; (vi) life sciences tools and diagnostics; and (vii) products that will benefit from changes in the regulatory landscape.

Healthcare Companies provide multiple diverse investment opportunities, including opportunities in the following sub-sectors: (i) pharmaceuticals, which includes large and small pharmaceutical, specialty pharmaceutical and generic drug companies; (ii) biotechnology, which includes companies engaged in research into, and development of, biological substances for the purposes of drug discovery and diagnostic development; (iii) managed care, which is a segment that represents HMOs and insurers; (iv) life sciences and tools, which includes research organizations that help design and run clinical trials, as well as life sciences research tools companies that offer instruments, reagents and services to scientists in academic, BioPharma and applied market laboratories; (v) healthcare technology, which include companies involved in automating various processes for hospitals and HMOs; (vi) healthcare services, which includes pharmacy benefits managers, alternative site care providers and laboratory services companies; (vii) healthcare supplies, which include companies that provide products such as tubes and bandages used every day in healthcare facilities and laboratories; (viii) healthcare facilities, which include hospitals and other brick and mortar facilities used to treat patients; (ix) healthcare equipment, which include medical diagnostic and device companies; (x) healthcare distributors, which distribute drugs and products to patients, hospitals and other facilities; and (xi) Healthcare REITs.

Equity Securities. The Trust expects invest 50-85% of its Managed Assets as measured at the time of investment in equity securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. Common stock represents shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock represents shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Convertible securities entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security.

Debt Securities. The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities rated non-investment grade (that is, rated Ba or lower by Moody's, BB+ or lower by S&P, or BB or lower by Fitch or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called "high yield" or "junk" bonds. The Trust may invest in debt securities of any maturity.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Trust may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers, which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations as well as other non-U.S. dollar currencies). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Trust may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

REITs. The Trust may invest up to 25% of Managed Assets as measured at the time of investment in Healthcare REITs. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Trust will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests. Healthcare REITs are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Trust will not invest more than 30% of its Managed Assets as measured at the time of investment in derivative instruments including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives for hedging purposes, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes for investment. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of Healthcare Companies, the Trust will include such derivative and synthetic instruments for the purposes of the Trust's 80% policy. The Trust may engage in short sales and short sales against the box in an amount not to exceed 10% of Managed Assets.

Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation.

Foreign Securities. The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Trust's investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Trust may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Trust may be subject to currency exposure independent of its securities positions. To the extent that the Trust is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Trust endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Trust's assets are uninvested and no return is earned on such assets. The inability of the Trust to make intended security purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Trust due to subsequent declines in value of the portfolio securities or, if the Trust has entered into a contract to sell the securities, in possible liability to the purchaser.

The Trust may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Trust acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Trust will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Trust may avoid currency risks during the settlement period for purchases and sales.

The Trust may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Initial Public Offerings. The Trust may invest a portion of its assets in shares of IPOs, if consistent with the Trust's investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as such fund's asset size increases, which could reduce such fund's returns. IPOs may not be consistently available to the Trust for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Trust may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the holders of Shares. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Convertible Securities. The Trust may invest in convertible securities. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust's investment in convertible securities exceed 30%. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Trust invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Restricted Securities. The Trust may purchase Restricted Securities under the Securities Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act. The Trust will not invest more than 10% of its Managed Assets as measured at the time of investment in restricted securities.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Other Investment Companies. The Trust may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Trust acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Trust's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Trust may rely on these exemptive orders to invest in unaffiliated ETFs. Under an exemptive rule adopted by the Commission, the Trust may invest in certain other investment companies and money market funds beyond the statutory limits described above.

The use of ETFs is intended to help the Trust match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index.

The Trust will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Trust.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. As an investment company registered with the Commission, the Trust may "set aside" (often referred to as "asset segregation") liquid assets, or engage in other Commission or Commission-staff approved measures to "cover" open positions with respect to certain kinds of derivative instruments. The Trust may write (sell) covered call and put options and purchase put and call options on any securities in which the Trust may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Trust's investment portfolio, the Trust may incur losses that it would not otherwise incur. The use of options can also increase the Trust's transaction costs, which will be borne exclusively by common shareholders. Options written or purchased by the Trust may be traded on either U.S. or foreign exchanges or OTC. Foreign and OTC options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into "protective put" transactions, the Trust may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Trust's securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. "Down and out" barrier options are canceled or "knocked out" if the underlying asset falls to a pre-determined level. "Down and in" barrier options are activated or "knocked in" if the underlying asset falls to a pre-determined level. "Up and out" barrier options are extinguished or "knocked out" if the underlying asset rises to a predetermined level. "Up and in" barrier options are activated or "knocked in" if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or "knocked out" or the options are never activated or "knocked in," the benefits to the Trust of using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Trust's performance. When writing an option, the Trust may "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligation under the option contract.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified asset at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market; however, unlike a futures contract that is exchange-traded, a swap on a futures contract is typically an OTC transaction. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Trust may engage in futures transactions on both U.S. and foreign exchanges.

The Trust may purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Trust may also enter into closing purchase and sale transactions with respect to such contracts and options.

Forward Contracts. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Trust may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Trust for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Trust anticipates purchasing or selling a foreign security. For example, this technique would allow the Trust to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Trust's existing holdings of foreign securities. There may be, however, an imperfect correlation between the Trust's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Trust's investment objective, such as when the Trust's Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Trust's portfolio. There is no requirement that the Trust hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust. In addition, the Trust will be exposed to credit risks with regard to counterparties with which it trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Trust.

Equity Swaps and Index Swaps. The Trust may invest in equity swaps and index swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Trust to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow the Trust to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index.

The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, the Trust may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid, and the Trust may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

The Trust may be required to set aside liquid assets, or engage in other Commission approved measures to "cover" open swap positions. In the case of swaps that do not cash settle, for example, the Trust must set aside liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that cash settle, however, the Trust may set aside liquid assets in an amount equal to the Trust's daily marked-to-market net obligations (i.e., the Trust's daily net liability) under the swaps, if any, rather than their full notional amount. The Trust reserves the right to modify its asset segregation policies in the future in its discretion. By setting aside assets equal to only its net obligations under cash settled swaps, the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional amount of the swaps. The Trust's use of these techniques is subject to the Trust's overall limitation on leverage of up to 331/3% of the Trust's Managed Assets.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Trust may enter into swap transactions and option agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Trust the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Trust may also be required to pay the dollar value of that decline to the counterparty. The Trust may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Trust incurs in buying a swaption.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Trust may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Trust is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Trust the "notional value" of the credit default swap on a specified asset (or group of assets). On the other hand, when the Trust is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Trust has on the other assets held in its portfolio, the Trust is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Trust may be required to pay the "notional value" of the credit default swap on a specified asset (or group of assets) to the buyer of the credit default swap.

The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which creates effective leverage and involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When-Issued Securities and Forward Commitments. The Trust may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Trust at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Trust will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Trust may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Trust must "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Trust may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or "seller" defaults, the Trust might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Trust are less than the repurchase price and the Trust's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Trust could suffer additional losses if a court determines that the Trust's interest in the collateral is not enforceable.

The Trust, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at a mutually agreed upon date and price (including interest). Reverse repurchase agreements may be entered into when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements create effective leverage. If the securities held by the Trust decline in value while these transactions are outstanding, the NAV of the Trust's outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Trust (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Trust will decline below the price the Trust is obligated to pay to repurchase the securities, and that the securities may not be returned to the Trust.

The Trust may "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Trust's obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act and the Trust's use of leverage through reverse repurchase agreements will not be limited by the Investment Company Act, although it will be limited by the Trust's overall limitation on leverage. The Trust's use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Trust's Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Short Sales. The Trust may engage in short sales and short sales against the box in an amount not to exceed 10% of Managed Assets as measured at the time of investment. Short sales are transactions in which the Trust sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Trust must borrow the security to make delivery to the buyer. The Trust then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Trust. Until the security is replaced, the Trust is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Trust also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales, which will be borne solely by the Trust's common Shareholders.

The Trust will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the borrowed security. The Trust will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Trust may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Trust replaces a borrowed security in connection with a short sale, the Trust will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Trust will be able to close out a short position at any particular time or at an acceptable price. During the time that the Trust is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Trust is unable to borrow the same security from another lender. If that occurs, the Trust may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Trust may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Trust may enter into a short sale against the box, for example, to lock in a sales price for a security the Trust does not wish to sell immediately. If the Trust sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Trust effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Trust closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Trust may effect short sales.

Preferred Stock, Warrants and Stock Purchase Rights. The Trust may invest in preferred stock, warrants and stock purchase rights (or "rights"). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Exchange-Traded Notes ("ETNs"). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Trust's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Unseasoned Companies. The Trust may invest in companies which (together with their predecessors) have operated for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with a longer and more established operating history.

U.S. Government Securities. The Trust may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that loss of principal will not occur or that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Trust may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Trust may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Trust is not considered to be the owner of the underlying securities held in the custodial or trust account, the Trust may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Trust will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Trust may also invest in separately issued interests in custodial receipts and trust certificates.

Non-Investment Grade Securities. Non-investment grade securities and unrated securities of comparable credit quality (commonly referred to as "junk bonds") are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Trust's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder's risk of loss from default is significantly greater for non-investment grade securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Trust in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Trust to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Trust's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Securities Lending. The Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 331/3% of the Trust's Managed Assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it is entitled to receive substitute payments in the amount of any dividends or interest on the loaned security and also receive one or more of: (1) a negotiated loan fee; (2) interest on securities used as collateral for the loan; or (3) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder's, custodian and administrative fees. The terms of the Trust's loans of securities must meet certain requirements under the Code, such as providing that the Trust may terminate the loan upon no more than five days' notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from a delay in the Trust's ability to recover such securities in a timely manner; and (5) the inability of the Trust to reacquire the loaned securities.

LEVERAGE

The Trust currently intends to use leverage to seek to achieve its investment objective. The Trust is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin loan facilities, or by issuing Preferred Shares (collectively, "traditional leverage"). The Trust intends to leverage through a credit facility to a maximum of 20% of the Trust's Managed Assets. In addition, the Trust may enter into investment management techniques that have similar effects as leverage, including, among others, swaps, futures and forward contracts, options and other derivative transactions (collectively, "effective leverage"). The Trust will not employ leverage, either traditional or effective leverage, of more than 20% of the Trust's Managed Assets as measured at the time when leverage is incurred. Furthermore, at no time will the Trust's use of leverage, either through traditional or effective leverage, exceed 331/3% of the Trust's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the use of covered calls will not be counted toward the Trust's limit on the use of effective leverage or the overall 331/3% leverage limitation. The Trust may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser's assessment of market conditions and the investment environment, and the costs that the Trust would incur as a result of such leverage. There is no assurance that the Trust will utilize any form or combination of leverage.

Under the Investment Company Act, the Trust may not incur indebtedness if, immediately after incurring such indebtedness, the Trust would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% (the value of the Trust's total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of issuance).

The terms of any such indebtedness may impose specific restrictions as a condition to borrowing and may require the Trust to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender in addition to the traditional interest expense on amounts borrowed. Any such requirements would increase the cost of such indebtedness over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such indebtedness, which right will be senior to those of the common shareholders. If the Trust utilizes indebtedness, the common shareholders will bear the offering costs of the issuance of any indebtedness. In addition, the Trust expects that any credit facility that it enters into, or any notes that it issues, would contain provisions limiting certain activities of the Trust, including the payment of dividends to common shareholders in certain circumstances.

The Trust may also leverage through investments in reverse repurchase agreements and economically similar transactions, as well as derivatives that have economic characteristics similar to leverage. In connection with such investments, the Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Commission. As a result of such segregation, the Trust's obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, or included in calculating the aggregate amount of the Trust's financial leverage, however such transactions (with the exception of covered calls) will be included in calculating the aggregate amount of leverage for purposes of the 331/3% limitation on effective leverage, as well as the overall 331/3% limitation on both traditional and effective leverage. To the extent that the Trust's obligations under such transactions are not so segregated or covered, such obligations may be considered "senior securities representing indebtedness" under the Investment Company Act and therefore subject to asset coverage requirements.

The use of leverage can create risks. Changes in the value of the Trust's portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the Trust's investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share to a greater extent than if the Trust did not utilize leverage. A reduction in the Trust's NAV may cause a reduction in the market price of its shares. During periods in which the Trust is using leverage, the fees paid to the Investment Adviser for advisory services will be higher than if the Trust did not use leverage, because the fees paid will be calculated on the basis of the Trust's Managed Assets, which includes the proceeds from leverage. The Trust's leverage strategy may not be successful.

Certain types of leverage by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Investment Adviser does not believe that these covenants or guidelines will impede it from managing the Trust's portfolio in accordance with its investment objective and policies if the Trust were to utilize leverage.

The Trust's willingness to utilize leverage, and the amount of leverage the Trust will assume, will depend on many factors. Successful use of a leveraging strategy may depend on the Trust's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objectives and policies.

Effects of Leverage

Assuming that leverage through the use of a credit facility will represent approximately 20% of the Trust's Managed Assets and that the Trust will bear expenses relating to that leverage at an average annual rate of 1.10%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.28% in order to cover the expenses specifically related to the Trust's use of leverage. Of course, these numbers are estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above. The Trust expects to fully implement its intended amount of economic leverage as soon as reasonably practicable following the completion of the public offering of the Trust's Shares, subject to then favorable market conditions.

The following table is furnished in response to requirements of the Commission. It is designed to illustrate the effect of leverage on common share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Trust's portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. The table further assumes that the Trust uses borrowings representing 20% of the Trust's Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of 1.10%. See "Risk Factors."

Assumed Portfolio Total Return (net of expenses)	–10.00%	–5.00%	0.00%	5.00%	10.00%
Trust Share Total Return	–12.78%	–6.53%	–0.28%	5.97%	12.22%

Trust Share total return is composed of two elements: net investment income of the Trust and gains or losses on the value of the securities the Trust owns. As required by Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

If the Trust uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Trust does not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Trust's use of leverage. The Trust's willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See "Trust Expenses."

Preferred Shares

The Trust is permitted to leverage its portfolio by issuing Preferred Shares, although it has no current intention of doing so. The Investment Company Act permits the issuance of Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust's assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Trust's assets less liabilities other than borrowings is at least 200% of such liquidation value.

Notwithstanding the Investment Company Act requirement noted above with respect to asset coverage of any Preferred Shares, if Preferred Shares are issued, the Trust intends, in accordance with the overall 331/3% limitation on both traditional and effective leverage, to maintain an asset coverage ratio of at least 300%. The Trust expects that if Preferred Shares are issued, it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the Shares in such circumstances. It is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. If the Trust has Preferred Shares outstanding, two of the Trust's Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees of the Trust will be elected by holders of Shares and Preferred Shares voting together as a single class.

RISK FACTORS

An investment in the Shares of the Trust involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this prospectus. For additional information of the risks that may be associated with an investment in the Trust, see "Additional Information About Investments and Investment Techniques" in the SAI.

Because the Trust expects to invest at least 80% of its Managed Assets in the securities of Healthcare Companies, you should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that Healthcare Companies will grow, that a sufficient number of appropriate investments will be available or that the Trust's particular investment choices will be successful. You should also be aware of considerations and risks relating to the Trust's investment practices. You should not consider an investment in the Trust by itself to be a balanced investment program. An investment in the Trust should be treated as a way to provide potential diversification as part of a more complete investment program. The Trust is intended for long-term investors seeking current income and long-term capital appreciation. You should carefully consider your ability to assume the risks described below before you make an investment in the Trust. An investment in Shares of the Trust is not appropriate for all investors.

No Operating History

The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. This risk may be greater for investors expecting to sell their Shares in a relatively short period of time after completion of the public offering.

Market Risk

As with any investment company that invests in equity securities, the Trust is subject to market risk — the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust's Shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Equity Securities Risk

The Trust expects to invest 50-85% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Trust will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Trust participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Trust holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Trust.

In addition, equity securities held by the Trust may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Selection Risk

Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries

Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in securities of Healthcare Companies. As a result, the Trust's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The Trust may occasionally make investments in any company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Trust more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV or the price of the Shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection. Healthcare Companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of Healthcare Companies, particularly of the emerging growth Healthcare Companies in which the Trust may invest, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Healthcare Companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare industries, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. The implementation of the ACA may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries, as discussed further below under "Risks Associated with Implementation of ACA." Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by Healthcare Companies in which the Trust may invest and may adversely affect the sales and revenues of Healthcare Companies.

Product development efforts by Healthcare Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical, medical device or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

All of these factors may cause the value of the Trust's Shares to fluctuate significantly over relatively short periods of time. See "Risk Factors — Concentration in Healthcare Industries."

Pharmaceutical Sector Risk

The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk

The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely to continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products. A biotechnology company's valuation could be affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk

Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in our financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and HMO subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. Health plans and insurance companies are also regulated under state insurance holding company regulations, and some of our activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The implementation of the ACA and other reforms could materially and adversely affect the manner in which managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk

Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA and the U.S. Department of Agriculture for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. The implementation of the ACA may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Trust may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

Healthcare Technology Sector Risk

Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite our protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk

The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, Stark Law and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the FCA and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If a healthcare services company fails to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock price.

A substantial percentage of a healthcare services company's service revenues may generate from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the VA, as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Current economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States as a result of current or recent economic conditions has and may continue to result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also begin to select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, we may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts we expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the current economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk

If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their business, financial condition or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of our products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

The ACA was enacted into law in the United States in March 2010. In addition to a medical device tax, effective as of January 2013, there are many programs and requirements for which the details have not yet been fully established or consequences not fully understood. It is unclear what healthcare programs and regulations will be ultimately implemented at either the federal or state level, but any changes that may decrease reimbursement for healthcare supplies companies' products, reduce medical procedure volumes or increase cost containment measures could adversely impact the business of such companies.

Healthcare Facilities Sector Risk

A healthcare facility's ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and PPOs. The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. It is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility's ability to negotiate reimbursement increases. However, as various provisions of the ACA are implemented, including the establishment of the exchanges, non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities continue to be adversely affected by a high volume of uninsured and underinsured patients, as well as declines in commercial managed care patients. As a result, healthcare facilities continue to experience a high level of uncollectible accounts, and, unless their business mix shifts toward a greater number of insured patients as a result of the ACA or otherwise, the trend of higher co-pays and deductibles reverses, or the economy improves and unemployment rates decline, it is anticipated that this high level of uncollectible accounts will continue or increase. In addition, even after implementation of the ACA, healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented aliens who are not permitted to enroll in a health insurance exchange or government health care program.

Healthcare Equipment Sector Risk

The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries. Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, DOJ, and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have recently passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing our patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk

Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, in recent years, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows of healthcare distribution companies.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Healthcare REIT Risk

The healthcare industry is highly regulated, and changes in government regulation and reimbursement can have material adverse consequences on its participants, including Healthcare REITs, some of which may be unintended. The healthcare industry is also highly competitive, and the operators and managers of underlying properties of Healthcare REITs may encounter increased competition for residents and patients, including with respect to the scope and quality of care and services provided, reputation and financial condition, physical appearance of the properties, price and location. If tenants, operators and managers of the underlying properties of Healthcare REITs are unable to successfully compete with other operators and managers by maintaining profitable occupancy and rate levels, their ability to meet their respective obligations to Healthcare REITs may be materially adversely affected. There can be no assurance that future changes in government regulation will not adversely affect the healthcare industry, including seniors housing and healthcare operations, tenants and operators, nor can it be certain that tenants, operators and managers of the underlying properties of Healthcare REITs will achieve and maintain occupancy and rate levels that will enable them to satisfy their obligations to a Healthcare REIT. Any adverse changes in the regulation of the healthcare industry or the competitiveness of the tenants, operators and managers of the underlying properties of Healthcare REITs could have a more pronounced effect on a Healthcare REIT than if it had investments outside the seniors housing and healthcare industries. Regulation of the long-term healthcare industry generally has intensified over time both in the number and type of regulations and in the efforts to enforce those regulations. Federal, state and local laws and regulations affecting the healthcare industry include those relating to, among other things, licensure, conduct of operations, ownership of facilities, addition of facilities and equipment, allowable costs, services, prices for services, qualified beneficiaries, quality of care, patient rights, fraudulent or abusive behavior, and financial and other arrangements that may be entered into by healthcare providers. In addition, changes in enforcement policies by federal and state governments have resulted in an increase in the number of inspections, citations of regulatory deficiencies and other regulatory sanctions, including terminations from the Medicare and Medicaid programs, bars on Medicare and Medicaid payments for new admissions, civil monetary penalties and even criminal penalties. It is not possible to predict the scope of future federal, state and local regulations and legislation, including the Medicare and Medicaid statutes and regulations, or the intensity of enforcement efforts with respect to such regulations and legislation, and any changes in the regulatory framework could have a material adverse effect on the tenants, operators and managers of underlying properties of Healthcare REITs, which, in turn, could have a material adverse effect on Healthcare REITs themselves.

If tenants, operators and managers of underlying properties of Healthcare REITs fail to comply with the extensive laws, regulations and other requirements applicable to their businesses and the operation of properties, they could become ineligible to receive reimbursement from governmental and private third-party payor programs, face bans on admissions of new patients or residents, suffer civil or criminal penalties or be required to make significant changes to their operations. Tenants, operators and managers of underlying properties of Healthcare REITs also could face increased costs related to healthcare regulation, such as the ACA, or be forced to expend considerable resources in responding to an investigation or other enforcement action under applicable laws or regulations. In such event, the results of operations and financial condition of tenants, operators and managers of underlying properties of Healthcare REITs and the results of operations of properties operated or managed by those entities could be adversely affected, which, in turn, could have a material adverse effect on Healthcare REITs.

Certain tenants and operators of underlying properties of Healthcare REITs may rely on reimbursement from third-party payors, including the Medicare and Medicaid programs, for substantially all of their revenues. Federal and state legislators and regulators have adopted or proposed various cost-containment measures that would limit payments to healthcare providers, and budget crises and financial shortfalls have caused states to implement or consider Medicaid rate freezes or cuts. Private third-party payors also have continued their efforts to control healthcare costs. There is no assurance that tenants and operators of underlying properties of Healthcare REITs who currently depend on governmental or private payor reimbursement will be adequately reimbursed for the services they provide. Significant limits by governmental and private third-party payors on the scope of services reimbursed or on reimbursement rates and fees, whether from legislation, administrative actions or private payor efforts, could have a material adverse effect on the liquidity, financial condition and results of operations of certain tenants and operators of underlying properties of Healthcare REITs, which could affect adversely their ability to comply with the terms of leases and have a material adverse effect on Healthcare REITs.

Risks Associated with Implementation of ACA

In March 2010, the ACA was enacted. The ACA contains a number of provisions that could affect the Trust and its investments over the next several years. These provisions include establishing health insurance exchanges to facilitate the purchase of qualified health plans, expanding Medicaid eligibility, subsidizing insurance premiums and creating requirements and incentives for businesses to provide healthcare benefits. Other provisions contain changes to healthcare fraud and abuse laws and expand the scope of the Federal False Claims Act. The ACA contains numerous other measures that could also affect the Trust. For example, payment modifiers are to be developed that will differentiate payments to physicians under federal healthcare programs based on quality of care. In addition, other provisions authorize voluntary demonstration projects relating to the bundling of payments for episodes of hospital care and the sharing of cost savings achieved under the Medicare program. In October 2011, the Centers for Medicare and Medicaid Services ("CMS") issued a final rule under the ACA that is intended to allow physicians, hospitals and other health care providers to coordinate care for Medicare beneficiaries through Accountable Care Organizations ("ACOs"). ACOs are entities consisting of healthcare providers and suppliers organized to deliver services to Medicare beneficiaries and eligible to receive a share of any cost savings the entity can achieve by delivering services to those beneficiaries at a cost below a set baseline and with sufficient quality of care. The Investment Adviser continues to evaluate the impact of the ACO regulations on the Trust's business and operations.

Many of the ACA's most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, became effective only recently. On October 1, 2013, individuals began enrolling in health care insurance plans offered under these state-based and federally-facilitated insurance exchanges, notwithstanding significant technical issues in accessing and enrolling in the federal online exchange. Such issues may have delayed or reduced the purchase of health care insurance by uninsured persons. In order to be covered on the effective date of January 1, 2014 individuals were required to enroll and pay their first premium by December 24, 2013, however, extensions may be granted on a case by case basis depending on specific circumstances. Uninsured persons who do not enroll in health care insurance plans by March 31, 2014 will be required to pay a penalty to the Internal Revenue Service, unless a hardship exception applies. The patient responsibility costs related to health care plans obtained through the insurance exchanges may be high, and we may experience increased bad debt due to patients' inability to pay for certain services.

The ACA also allows states to expand their Medicaid programs through an increase in the Medicaid eligibility income limit from a state's current eligibility levels to 133% of the federal poverty level. It remains unclear to what extent states will expand their Medicaid programs by raising the income limit to 133% of the federal poverty level. As a result of these and other uncertainties, we cannot predict whether there will be more uninsured patients in 2014 than anticipated when the ACA was enacted.

Federal and state agencies are expected to continue to develop regulations and implement provisions of the ACA. However, given the complexity and the number of changes expected as a result of the ACA, as well as the implementation timetable for many of them, it is not possible to predict the ultimate impacts of the ACA, as they may not be known for several years. The ACA also remains subject to continuing legislative scrutiny, including efforts by Congress to amend or repeal a number of its provisions as well as administrative actions delaying the effectiveness of key provisions. As a result, it is not possible to predict with any assurance the ultimate effect of the ACA on the Trust, nor provide any assurance that its provisions will not have a material adverse effect on the Trust.

Interest Rate Risk

Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. The Trust may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Expectations of higher inflation generally cause interest rates to rise. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration.

Credit/Default Risk

Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the Shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Trust will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a trust which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel and incur additional costs.

REIT Risk

REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Trust to effect sales at an advantageous time or without a substantial drop in price.

Derivatives Risk

The Trust will not invest more than 30% of its Managed Assets as measured at the time of investment in derivative instruments including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives for hedging purposes, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders. Over time, as the Trust's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust's ability to benefit from capital appreciation. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Trust performance. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the

Trust may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Trust to the potential of greater losses. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Trust may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Trust to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Trust receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Trust may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can result in large amounts of leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Trust and could cause the Trust's net asset value to be subject to wider fluctuations than would be the case if the Trust did not use the leverage feature in derivative instruments.

Futures contracts and related options and swaps present the following risks:

•  While the Trust may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Trust had not entered into any futures contracts, options transactions or swaps.

•  Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Trust may be exposed to additional risk of loss.

•  The loss incurred by the Trust in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•  Futures markets are highly volatile and the use of futures may increase the volatility of the Trust's NAV.

•  As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Trust.

•  Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•  Foreign exchanges may not provide the same protection as U.S. exchanges.

Risks Associated with the Trust's Option Strategy

The ability of the Trust to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived strategy or transaction may be unsuccessful because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Trust experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Trust's shares, the Trust will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Trust may write (sell) unlisted OTC options to a significant extent. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

Index Option Risk. The Trust may sell index call and put options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Limitation on Option Writing Risk. The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk. Income on options on individual stocks will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a "closing transaction" (as defined by applicable regulations) pursuant to which the Trust's obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be "marked-to-market" for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Trust enters into uncleared OTC transactions, the Trust will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Trust will sustain losses. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Trust to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Trust to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Trust has concentrated its transactions with a single or small group of counterparties. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible Commission or CFTC mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. OTC derivatives dealers have also become subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Trust in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Trust is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

If a counterparty becomes bankrupt, the Trust may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Trust's claim is unsecured, the Trust will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Trust may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Trust to enter into swap transactions and may also render certain strategies in which the Trust might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Trust may also be limited if the swap transactions with the Trust are subject to the swap regulation under the Dodd-Frank Act.

Regulation as a "Commodity Pool"

The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Trust pursuant to Regulation 4.5 promulgated by the CFTC. For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the CEA (other than positions entered into for hedging purposes) may not exceed five percent of the Trust's liquidation value or. alternatively. the net notional value of the Trust's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Trust's liquidation value. In the event the Investment Adviser fail to qualify for the exclusion with respect to the Trust and is required to register as a "commodity pool operator", it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Trust, which may increase the Trust's expenses.

Failure of Futures Commission Merchants and Clearing Organizations

The Trust may deposit funds required to margin open positions in the derivative instruments subject to the Commodity Exchange Act of 1936, as amended ("CEA") with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Trust's clearing broker. In addition, the assets of the Trust may not be fully protected in the event of the clearing broker's bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Trust would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk

Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the liquidity of the Trust.

During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Convertible Securities Risk

The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

PIPEs Risk

PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Trust may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Trust may bear the price risk from the time of pricing until the time of closing. The Trust may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Trust may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Trust to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Trust to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Trust's use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

ETFs Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Trust could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leverage Risk

The Trust currently intends to use financial leverage to seek to achieve its investment objective. The Trust may issue Preferred Shares, borrow money and/or issue debt securities ("traditional leverage"). The Trust intends to use traditional leverage through a credit facility to a maximum of 20% of the Trust's Managed Assets. In addition, the Trust may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). The Trust will not employ leverage, either traditional or effective leverage, of more than 20% of the Trust's Managed Assets as measured at the time when leverage is incurred. Furthermore, at no time will the Trust's use of leverage, either through traditional leverage or effective leverage, exceed 331/3% of the Trust's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the use of covered calls will not be counted toward the Trust's limit on the use of effective leverage or the overall 331/3% leverage limitation.

The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Trust and the asset coverage for preferred shares. Such volatility may increase the likelihood of the Trust having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Trust is utilizing leverage, a decline in NAV could affect the ability of the Trust to make distributions and such a failure to pay dividends or make distributions could result in the Trust ceasing to qualify as a regulated investment company under the Code.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the Shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Shares; when the Trust uses financial leverage, the investment advisory fees payable to the Investment Adviser will be higher than if the Trust did not use leverage; and leverage may increase operating costs, which may reduce total return.

Restricted Securities

Some of the Trust's investments are subject to restrictions on resale and generally have no established trading market. The Trust will not invest more than 10% of its Managed Assets in such restricted securities. Because of the type of investments that the Trust makes and the nature of its business, the valuation process requires an analysis of various factors. The Trust's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing.

As there is typically no readily available market value for some of the Restricted Securities in the Trust's portfolio, such Restricted Securities in the Trust's portfolio are valued at fair value as determined in good faith by the Board pursuant to the Trust's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust's investments determined in good faith by or under the direction of the Board, or in accordance with valuation procedures approved by the Board, may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Trust makes.

Investing in 144A Securities may decrease the liquidity of the Trust's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Trust, particularly debt securities and over-the-counter traded instruments that are liquid at the time of purchase, may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

Foreign Securities Risks

The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Trust receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Trust may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Non-Investment Grade Securities Risk

The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB" or below), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Trust, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Trust, although the Investment Adviser will consider these events in determining whether the Trust should continue to hold the securities.

Mid-Cap and Small-Cap Risk

Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Trust may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Delay in Use of Proceeds Risk

Although the Trust intends to invest the proceeds from the sale of the securities offered hereby as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. Government Securities. See "Use of Proceeds."

Key Personnel Risk

Investment decisions on behalf of the Trust are made by a team of individuals. Some members of the group have experience in financial analysis of public and private companies. Others have deep scientific backgrounds and considerable operating experience in biotechnology and/or pharmaceutical companies. Still others have medical degrees. The Investment Adviser believes that the investment process benefits from a considered evaluation of potential investments by a group containing a variety of specialized backgrounds. The team currently in place is composed of members with a variety of specialized backgrounds. The Investment Adviser believes that no single individual in the group is individually critical but believes that the overall capability is key. There may be only a limited number of professionals who have, in total, comparable relevant experience to that of the current group. If one or more team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Temporary Defensive Strategies Risk

When the Investment Adviser anticipates unusual market or other conditions, the Trust may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in obligations of the U.S. Government; commercial paper rated at least A-2 by S&P, P-2 by Moody's or having a comparable rating by another NRSRO; certificates of deposit; bankers' acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs; other investment companies; cash items; or any other fixed-income securities that the Investment Adviser considers consistent with this strategy. To the extent that the Trust invests defensively, it may not achieve its investment objective.

U.S. Government Securities Risk

The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Trust may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (the "FHFA") acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate.

Discount to NAV Risk

Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Trust's NAV per Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period of time following completion of this offering. The NAV per Share will be reduced immediately following this offering as a result of the payment of the sales load and certain offering costs. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. Because the market price of the Shares will be determined by supply of and demand for the Shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust's portfolio holdings, the timing and success of the Trust's investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), (iii) trading volume of the Shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Trust. The Trust cannot predict whether the Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Anti-Takeover Provisions Risk

The Trust's Declaration of Trust, dated April 2, 2014 and amended and restated as of June 11, 2014, presently has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions, or (3) modify its structure.

Related Party Transactions Risk

The majority of the Board will be unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Healthcare Companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in restricted securities under certain conditions.

The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Trust from engaging in certain transactions involving its "affiliates," including, among others, the Trust's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.

Non-Diversification Risk

The Trust is non-diversified, meaning that the Trust is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Trust may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Emerging Markets Risk

The Trust may invest in securities of issuers located in Emerging Markets. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. The Trust's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Trust, the Investment Adviser, or its affiliates and respective clients and other service providers. The Trust may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in Emerging Markets securities.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Trust. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Trust may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries.

Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Trust's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Trust from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Trust's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Trust to value its portfolio securities and could cause the Trust to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Trust has delivered or the Trust's inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Trust in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Trust may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Trust's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Trust's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Trust may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Trust's use of foreign currency management techniques in emerging countries may be limited. A significant portion of the Trust's currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk

The Trust may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by the Trust's custodian (each a "Foreign Custodian"). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Trust's ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust's portfolio.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, leverage expenses would likely increase, which would tend to further reduce returns to the holders of Shares.

Legal and Regulatory Risks

Legal and regulatory changes could occur and may adversely affect the Trust and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (the "CFTC"), the Commission, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Trust. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Trust also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Trust's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Trust) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Trust may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as "position limits," on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Trust may wish to take. Under the exchange rules, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Trust does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Adviser may have to be modified and that positions held by the Trust may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Trust.

Government Intervention

The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust's ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Trust. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Trust.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council ("FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Trust and the Investment Adviser, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System ("Federal Reserve"). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Trust, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.

The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Trust by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser's and the Trust's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Trust, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Trust may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the Commission, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Trust and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Information Technology Systems

The Trust is dependent on the Investment Adviser for certain management services as well as back-office functions. The Investment Adviser depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Trust. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Adviser's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Trust. Further, failure of the back-office functions of the Investment Adviser to process trades in a timely fashion could prejudice the investment performance of the Trust.

Legislation Risk

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Trust's ability to achieve its investment objective.

Management Risk

The Trust is subject to management risk because it is an actively managed investment portfolio. The Investment Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust may be subject to a relatively high level of management risk because the Trust may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Misconduct of Employees and of Service Providers

Misconduct or misrepresentations by employees of the Investment Adviser or the Trust's service providers could cause significant losses to the Trust. Employee misconduct may include binding the Trust to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Trust's service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Trust's business prospects or future marketing activities. Despite the Investment Adviser's compliance program, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser's compliance efforts. As a result, no assurances can be given that the compliance and oversight performed by the Investment Adviser will identify or prevent any such misconduct.

Portfolio Turnover Risk

The Trust's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. High portfolio turnover may result in the Trust's recognition of gains (losses) that will increase (decrease) the Trust's tax liability and thereby impact the amount of the Trust's after-tax distributions. In addition, high portfolio turnover may increase the Trust's current and accumulated earnings and profits, resulting in a greater portion of the Trust's distributions being treated as taxable dividends for federal income tax purposes.

Reliance on Service Providers

The Trust must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Trust's operations and financial performance. Failure by any service provider to carry out its obligations to the Trust in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Trust at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Trust's performance and returns to shareholders. The termination of the Trust's relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Trust and could have a material adverse effect on the Trust's performance and returns to shareholders.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Trust service providers and/or the Trust's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Shares. The Trust cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Shares or the NAV of the Trust.

Over the past several years global financial markets experienced periods of unprecedented turmoil, which contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Trust to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Trust. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. The Investment Adviser does not know how long the financial markets will continue to be affected by these recent events and cannot predict the effects of these or similar events in the future on the U.S. and world economies and securities in the Trust's portfolio.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Trust's investments. For example, the Trust may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Trust to freeze its existing investments in Russian companies, prohibiting the Trust from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Trust's portfolio and potentially disrupt its operations.

When-Issued and Delayed Delivery Transactions Risk

The Trust may purchase fixed-income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risks Relating to Trust's RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Trust must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Trust must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain qualified publicly traded partnerships, or other income derived with respect to its business of investing in stock or other securities. The Trust must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Trust having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Trust. In addition, in order to be eligible for the special tax treatment accorded RICs, the Trust must meet the annual distribution requirement, requiring it to generally distribute an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Trust's taxable year. If the Trust fails to qualify as a RIC for any reason and becomes subject to corporate tax (and applicable state corporate income or similar taxes), the resulting taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Trust and its shareholders. In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Trust's investments may require the Trust to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Trust may invest in loans and other debt obligations that will be treated as having "market discount" and/or "original issue discount" for U.S. federal income tax purposes. Because the Trust may be required to recognize income in respect of these investments before, or without, receiving cash representing such income, the Trust may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Trust-level U.S. federal income and/or excise taxes. Accordingly, the Trust may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Trust liquidates assets to raise cash, the Trust may realize gain or loss on such liquidations; in the event the Trust realizes net capital gains from such liquidation transactions, the Trust's shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Secondary Market for the Trust's Shares

The issuance of Shares through the Trust's Dividend Reinvestment and Stock Purchase Plan may have an adverse effect on the secondary market for the Shares. The increase in the number of outstanding Shares resulting from issuances pursuant to the Trust's Dividend Reinvestment and Stock Purchase Plan and the discount to the market price at which such Shares may be issued, may put downward pressure on the market price for the Shares. Shares will not be issued pursuant to the Dividend Reinvestment and Stock Purchase Plan at any time when Shares are trading at a lower price than the Trust's NAV per Share. When the Trust's Shares are trading at a premium, the Trust may also issue Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Shares resulting from these offerings may put downward pressure on the market price for Shares.

Potential Conflicts of Interest Risk

The Investment Adviser's investment team is responsible for managing the Trust as well as two other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Trust and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

MANAGEMENT OF THE TRUST

Board of Trustees

Under the Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, the Trust's business and affairs are managed under the direction of its Board. Investment decisions for the Trust are made by the Investment Adviser, subject to any direction it may receive from the Board, which periodically reviews the Trust's investment performance. The Statement of Additional Information includes additional information about the members of the Board and is available, without charge, upon request, by calling 617-772-8500.

Investment Adviser

Tekla Capital Management LLC, a limited liability company formed under the laws of the State of Delaware, serves as the Investment Adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109. The Investment Adviser is owned by Daniel R. Omstead and Mary N. Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary N. Omstead is Dr. Omstead's wife.

The Investment Adviser also provides investment advisory services to other closed-end investment companies, HQL and HQH, which invest in companies in the healthcare and life sciences industries. As of March 31, 2014, the Investment Adviser had assets under management of approximately $1.1 billion.

The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business.

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust's portfolio in accordance with the Trust's investment objective and policies as stated in the prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal auditing services, and other clerical services in connection therewith, and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to shareholders of the Trust, tax returns and reports to and filings with the Commission and state securities authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to 1.00% of the average daily value of the Trust's Managed Assets.

A discussion regarding the basis for the Board's initial approval of the Advisory Agreement for the Trust will be available in the Trust's annual report dated September 30, 2014.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are "affiliated persons" of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its "affiliated persons." Under the Advisory Agreement, the Trust must pay (or, if Trust expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, share certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, the Commission, and FINRA fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons," accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Trust's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Portfolio Management

A team of analysts, including Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D. are currently members of the team that makes investments on behalf of the Trust. These members also perform other duties, including making investments on behalf of HQL and HQH. Dr. Omstead has overall investment decision-making responsibility for the Trust, HQL and HQH. Each of the members of the team listed below is on the Trust's portfolio management team. Each team member's business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the Investment Adviser since 2001. He is also President of the Trust, HQL and HQH and serves on their Valuation Committees. Prior to joining the Investment Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company developing therapies in the field of regenerative medicine. In 2000, Reprogenesis was merged with two other biotech companies to form Curis, Inc. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development at Cytotherapeutics, Inc., a public biotech company that developed CNS therapies. Before entering the biotech industry, Dr. Omstead was employed for 14 years in the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson and at Merck Sharpe & Dohme Research Laboratories, a division of Merck & Company, Inc. While at Johnson & Johnson, Dr. Omstead participated in the development of Orthoclone OKT3TM, EprexTM/ProcritTM and other biological products. While at Merck, he worked on the development of RecombivaxTM, MefoxinTM, HeartguardTM and other traditional drug products. Dr. Omstead holds a Ph.D. and Master's Degree in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

Christopher F. Brinzey, M.B.A., is Senior Vice President, Research of the Investment Adviser. Mr. Brinzey joined the Investment Adviser in February of 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and healthcare information technology and services. Before joining the Investment Adviser, Mr. Brizney was a senior analyst for Advest Incorporated's healthcare research team where he covered and helped to finance a number of companies in the healthcare information technology and eHealth sector. Other prior work experience includes project management and consulting for SunGard Financial Systems, a subsidiary of SunGard Data Systems, a global IT solutions and eProcessing company. Mr. Brinzey received a B.A. in psychology from Hobart College and an M.B.A. from Northeastern University.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the Investment Adviser. Dr. Gentile joined the Investment Adviser in September 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy, Oncology and Cardiovascular Disease. Previously Dr. Gentile was Vice President, Technology Program Management at Millennium Pharmaceuticals. At Millennium, Dr. Gentile was responsible for management of all technology platform development programs. Before joining Millennium, Dr. Gentile was Vice President of Product Development at Curis, Inc., a biotechnology company in Cambridge developing products in the area of Regenerative Medicine. From 1997 to 2000, he was Director and then Vice President, Program Management at Reprogenesis, Inc. From 1990-1997 he was employed at CytoTherapeutics, Inc., where he held several scientific and management positions. Dr. Gentile received a B.E. degree in Chemical Engineering from The Cooper Union and a Ph.D. in Chemical Engineering from MIT. Before working in industry, he was a post-doctoral fellow at the Swiss Federal Institute of Technology (ETH) in Zurich, Switzerland. He is also an Adjunct Associate Professor of Biotechnology at Brown University. He has written over 120 peer reviewed publications and holds 30 U.S. patents in the area of biotechnology.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the Investment Adviser. He is responsible for investment research and due diligence in the medical device, diagnostic and biopharmaceutical areas. Dr. Akus joined the Investment Adviser in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus also graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of healthcare information technology companies.

For additional information regarding the portfolio management of the Trust, see "Investment Adviser and Investment Advisory Agreement — Portfolio Management" in the SAI.

Code of Ethics

The Board approved a joint Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, HQH and HQL, and the Investment Adviser. The joint Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the joint Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. See "Code of Ethics" in the SAI.

Certain Provisions of the Declaration of Trust

The Trust's Declaration of Trust has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions or (3) modify its structure. The Board is divided into three classes, each having a term of three years. Each year the term of office of one class will expire. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by Shareholders only by a vote of two-thirds of the outstanding Shares. Subject to the requirements of the Investment Company Act, vacancies on the Board may be filled by the remaining Trustees for the balance of the term of the class.

When a Principal Shareholder (as defined below) is a Party to the transaction, the affirmative vote or consent of the holders of 75% of the Shares outstanding and entitled to vote will be required to authorize any of the following types of transactions:

(i)  the merger or consolidation of the Trust with or into any Principal Shareholder;

(ii)  the issuance of any securities of the Trust (in one or more series of transactions in any twelve-month period) to any Principal Shareholder for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (i) sales of any securities of the Trust in connection with a public offering thereof; (ii) issuances of securities of the Trust pursuant to any dividend reinvestment program available to all Shareholders and approved by the Trustees; and (iii) issuances of securities of the Trust upon the exercise of any stock subscription rights distributed by the Trust.

(iii)  the sale, lease or exchange of all or a substantial part of the assets of the Trust to or with any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period); or

(iv)  the sale or lease to the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period).

However, such 75% vote or consent will not be required with respect to the foregoing transactions where the Board, by a vote of 75% or more of the Trustees, approves by resolution a memorandum of understanding or agreement with the Principal Shareholder with respect to and substantially consistent with such transaction. For this purpose, a "Principal Shareholder" is any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding Shares or any "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on April 21, 1987) of a Principal Shareholder. In addition to the Shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of the conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which it or its affiliate or associate has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its affiliate or associate, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrant, or otherwise.

These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market price by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under state law or the Investment Company Act, are in the best interests of the Shareholders.

Repurchase of Shares

You may dispose of your Shares on the NYSE or other markets on which the Shares may trade, but because the Trust is a closed-end investment company, you do not have the right to redeem your Shares directly with the Trust. The Board, however, intends to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates NAV. Any Share repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers. Interest on any borrowings to finance Share repurchase transactions will increase the Trust's expenses and will reduce the Trust's net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Trust's outstanding Shares may be the subject of repurchases may reduce the spread between market price and NAV that might otherwise exist. The Trust may not repurchase Shares except (i) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (ii) pursuant to a tender offer to all Shareholders, or (iii) as otherwise permitted by the Commission. Any related interest charges will be paid by the Trust and borne pro rata by the Shareholders indirectly through their interest in the Trust.

If the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding Shares would be affected, either positively or negatively. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates net asset value. Repurchases of Shares by the Trust would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Trust's net income. The Trust has no current plans to repurchase its Shares.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Trust may, from time to time, purchase at market price its common Shares, but is under no obligation to do so.

Conversion to Open-End Investment Company

Under the Declaration of Trust, the conversion of the Trust from a closed-end to an open-end investment company would require (1) the approval of the Board, and (2) the affirmative vote or consent of the holders of 75% of the Shares outstanding and entitled to vote. Such a vote would be in addition to any vote or consent required in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and the NYSE. The Investment Company Act requires that the Trust receive a vote of a majority of its outstanding voting Shares in order to convert the Trust from a closed-end to an open-end investment company.

The conversion of the Trust from a closed-end to an open-end investment company would have to be approved by the Board prior to its submission to Shareholders. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board's judgment as to its advisability in light of circumstances prevailing at the time.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company's assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust intends to purchase and hold securities for capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate. The Trust may engage in short-term trading or portfolio securities, including initial public offerings, which may result in increasing the Trust's portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of long-term portfolio securities by the average monthly value of the Trust's long-term portfolio securities. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Trust's performance.

NET ASSET VALUE

The NAV of the Trust's Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies at least weekly.

NAV is calculated by dividing the Trust's total assets (the value of the securities held by the Trust plus any cash or other assets, including interest payable but not yet received) minus all liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) by the total number of Shares outstanding at such time. If any Preferred Shares are outstanding, net assets available for common Shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the Preferred Shares.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at "fair value," as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than American Depositary Receipts ("ADR") and American Depositary Shares ("ADS")) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust's net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security's (or asset's) "fair value," which is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security's disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company's financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) the price of securities in a subsequent round of financing of an issuer in an arm's-length transaction, if the round includes a new third party investor.

Sometimes a "significant valuation event" may cause the market value of a security to differ from the fair market value of that security. A "significant valuation event" is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board.

The Trust shall initially value an investment in a private placement or in a private company at cost. The valuation of an investment in a private placement or in a private company will be adjusted to reflect its fair valuation, as internal and external events are deemed to have a known or likely impact on the financial condition or market value of the investment. Internal or external factors affecting the fair valuation may include items such as a subsequent financing round, a material deviation from the business plan, or a change in market conditions that may impair the company's ability to meet its capital requirements. If a subsequent round of financing includes a new third-party investor in an arms-length transaction, then the securities shall be marked up or down to the value used in that financing round. Equity investments in exchange for marketing or development rights do not constitute arms-length transactions.

Venture investments that have an initial public offering shall be valued at a discount to the public market value of the securities. The discount in each case is determined by appraisal, considering such factors as market liquidity, time to freedom from restrictions, fundamental outlook for the company and such other factors as are enumerated above that are deemed to be relevant. Private placements in public companies are similarly priced at a discount to the public market generally until the restrictions on sale of the security expire.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

DIVIDENDS AND DISTRIBUTIONS

For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income for each year. Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. "Investment company taxable income," as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust's expenses. See "Taxation — Distributions."

If the Trust is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the Preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company for U.S. federal income tax purposes, will be paid to the holders of the Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of the shares.

The Trust currently anticipates making distributions in cash to its shareholders of all or a portion of its net investment income to Shareholders each month out of legally available funds. The Trust expects to declare the initial monthly dividend on the Trust's Shares approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 60 to 90 days after completion of this offering, depending on market conditions. The Trust will pay Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Trust.

The Trust intends to pay any capital gains distributions at least annually. The Trust has filed an exemptive application seeking an exemptive order from the Commission under Section 19(b) of the Investment Company Act, which would permit the Trust to distribute long-term capital gains to Shareholders more than once per year. There can be no assurance that the Commission will grant such relief.

The Trust's monthly distribution policy and the basis for establishing the rate of its monthly distributions may be changed at any time by the Board without Shareholder approval.

Various factors will affect the level of the Trust's income, including the asset mix, the performance of the companies represented in the Trust's portfolio, and the Trust's use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities.

Notices will be provided in accordance with Section 19(a) of the Investment Company Act.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Trust. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect (each, a "Participant" and collectively, "Participants"), dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. It is contemplated that the Fund will pay a monthly dividend or other distribution (herein, a "Dividend").

The Plan Agent will open an account for each holder of Shares under the Dividend Reinvestment and Stock Purchase Plan in the same name in which such holder of Shares is registered. Whenever the Trust declares a Dividend payable in cash, non-participants in the Dividend Reinvestment and Stock Purchase Plan will receive cash and Participants will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the Participants' accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Shares from the Trust ("Newly Issued Shares") or (ii) by purchase of outstanding Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere.

If, on the payment date for any Dividend, the net asset value ("NAV") per Share is equal to or less than the closing market price plus estimated per Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a "premium"), the Plan Agent will invest the Dividend amount in Newly Issued Shares on behalf of the Participants. The number of Newly Issued Shares to be credited to each Participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Share on the payment date. If, on the payment date for any Dividend, the NAV per Share is greater than the closing market price per share plus per Share fees (such condition referred to as a "market discount"), the Plan Agent will invest the Dividend amount in Shares acquired on behalf of the Participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent's broker) will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. The per Share purchase price for Open-Market Purchases will be the weighted average price of the Shares on the payment date. If, before the Plan Agent has completed its Open-Market Purchases, the market price per Share exceeds the NAV per Share, the average per Share purchase price paid by the Plan Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the Dividend had been paid in Newly Issued Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment and Stock Purchase Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Shares at the NAV per Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

Each Participant can voluntarily purchase additional Shares at any time through the Plan Agent. The Plan Agent will purchase additional Shares through Open-Market Purchases. The minimum investment under this option is $50. To make an investment online, participants may log on to www.computershare.com, in order to authorize recurring automatic monthly deductions from a U.S. bank account or a one-time online bank debit from a U.S. bank account. Participants may also make optional cash investments in Shares by sending a check in U.S. dollars and drawn against a U.S. bank to the Plan Agent along with a completed transaction form appended to each statement received from the Plan Agent. The Plan Agent will not accept cash, traveler's checks, money orders or third party checks. The Plan Agent will purchase whole and fractional Shares to equal each amount a Participant invests, less any applicable fees. Each optional cash investment by check or one-time online bank debit will entail a transaction fee of $5.00 plus $0.05 per Share purchased. If funds are deducted monthly and automatically from a U.S. bank account, for each debit the transaction fee is $2.50 plus $0.05 per Share purchased. Shares will be purchased by the Plan Agent at least monthly. The transaction will occur within five (5) business days after a Participant's funds are received by the Plan Agent, assuming the applicable market is open for trading. If due to unusual circumstances, the Plan Agent is unable to purchase Shares from optional cash payments within 35 days, the Plan Agent will return such funds by check. If any Participant's check for an optional cash payment is returned unpaid for any reason, or an authorized electronic funds transfer is rejected, the Plan Agent will consider the request for the investment of such funds null and void. The Plan Agent will immediately remove from the Participant's Plan account those Shares, if any, purchased upon the prior credit of such funds and will immediately sell such Shares. The Plan Agent will also sell any additional Shares from the Participant's Plan fee account as necessary to cover any costs, losses or fees. Participants will be charged $25.00 for each returned check or rejected electronic funds transfer.

The Plan Agent maintains all Participants' accounts in the Dividend Reinvestment and Stock Purchase Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent's name or the Plan Agent's nominee. Each shareholder proxy will include those Shares purchased or received pursuant to the Dividend Reinvestment and Stock Purchase Plan. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for Shares held under the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of the Participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Dividend Reinvestment and Stock Purchase Plan on the basis of the number of Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Dividend Reinvestment and Stock Purchase Plan.

Any stock dividends or split of Shares distributed by the Trust on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Trust makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each Participant will pay a per Share (currently $0.05) fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend. If a Participant elects by telephone, internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the Participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay.

If a Participant elects by telephone, internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the Participant, the Plan Agent will process all sale instructions received no later than five (5) business days after the date on which the order is received. Such sale will be made through the Plan Agent's broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each Participant shall be the weighted average sale price obtained by the Plan Agent's broker net of fees for each aggregate order placed by the Plan Agent and executed by the broker. To maximize cost savings, the Plan Agent will seek to sell Shares in round lot transactions. For this purpose the Plan Agent may combine a Participant's Shares with those of other selling Participants.

Each Participant may terminate his or her account under the Plan by notifying the Plan Agent by telephone, through the internet or in writing prior to the dividend record date. Such termination will be effective immediately if received by the Plan Agent prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Trust's whole book-entry Shares and a check for the cash adjustment of any fractional share at the then current market value per Share less any applicable fees.

The Trust reserves the right to amend or terminate the Plan upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Trust. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Trust.

All correspondence from a registered owner of Shares concerning the Dividend Reinvestment and Stock Purchase Plan should be directed to the Plan Agent at Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170, with overnight correspondence being directed to the Plan Agent at Computershare Trust Company, N.A, 211 Quality Circle, Suite 210, College Station, TX 77845; by calling 1-800-426-5523; or through the Plan Agent's website at www.computershare.com/investor. Participants who hold their Shares through a broker or other nominee should direct correspondence or questions concerning the Dividend Reinvestment and Stock Purchase Plan to their broker or nominee.

TAXATION

The following discussion is based upon the advice of Dechert LLP, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each prospective shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.

Taxation of the Trust

The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company ("RIC") under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

Distributions

Dividends paid from investment company taxable income generally will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid monthly in cash.

A portion of the dividends paid by the Trust may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and certain distributions from non-U.S. corporations.

If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations.

Each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Sale of Shares

Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the Shareholder's hands and generally will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. You should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, and undistributed net investment income of estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 28% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

This is a brief summary of some of the tax laws that affect an investment in the Trust. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. Please see the SAI and a tax adviser for further information.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND REGISTRAR

The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is One Lincoln Street, Boston, MA 02111. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the "Administrator") also serves as administrator to the Trust pursuant to an administration agreement between the Administrator and the Trust (the "Administration Agreement"). Under the Administration Agreement the Trust's assets are combined with assets of HQL and HQH. The combined assets are charged fees computed and payable monthly at an annual rate of: 3.40% of the Trust's average monthly net assets on assets up to $150 million; 2.40% of the Trust's average monthly net assets on assets up to $150 million, and 1.40% of the Trust's average monthly net assets on assets in excess of $300 million, with a minimum fee of $77,500 per year. The Administrative Agreement also covers administrative costs including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Trust's Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

INVESTOR SUPPORT SERVICES

The Trust has retained Destra to provide investor support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust and its performance with financial advisors that are representatives of financial intermediaries, communicating with the NYSE specialist for the Shares, and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust will pay Destra a services fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Trust's

Managed Assets from the closing through the first anniversary of the closing and (ii) 0.10% of the average aggregate daily value of the Trust's Managed Assets from the date immediately following such first anniversary through the remaining term of the investor support services agreement. The investor support services agreement will be in effect for a period of two years from the closing and will continue for successive one year periods unless either party to the agreement provides written notice to the other party at least 30 days prior to the end of the applicable period.

UNDERWRITING

Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Raymond James & Associates, Inc. and Ameriprise Financial Services, Inc. are acting as the representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Trust has agreed to sell to that Underwriter, the number of Shares set forth opposite the Underwriter's name.

Underwriter	Number of Shares
Wells Fargo Securities, LLC
Morgan Stanley & Co. LLC
UBS Securities LLC
Raymond James & Associates, Inc.
Ameriprise Financial Services, Inc.
Oppenheimer & Co. Inc.
RBC Capital Markets, LLC
BB&T Capital Markets, a division of BB&T Securities, LLC
Comerica Securities, Inc.
D.A. Davidson & Co.
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Newbridge Securities Corporation
Pershing LLC
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.
B.C. Ziegler & Company
Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Shares (other than those covered by the over-allotment option described below) shown above if any of the Shares are purchased.

The Underwriters propose to offer some of the Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Shares to dealers at the public offering price less a concession not to exceed $0.60 per Share. The sales load the investors in the Trust will pay of $0.90 per Share is equal to 4.5% of the initial offering price. If all of the Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Shares purchased on or before               , 2014. The representatives have advised the

Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

At the Trust's request, the Underwriters will make available Shares for sale in this public offering to employees of the Investment Adviser and one or more members of the Board of Trustees of the Trust at the offering price of $20.00 per Share.

Additional Compensation to be Paid by the Investment Adviser

The Investment Adviser (and not the Trust) has agreed to pay to each of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Raymond James & Associates, Inc., Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC from its own assets, a structuring fee for advice relating to the structure, design and organization of the Trust as well as services related to the sale and distribution of the Shares in the amount of $ , $ , $ , $ , $ and $ , respectively. If the over-allotment option is not exercised, the structuring fees paid to Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Raymond James & Associates, Inc., Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC will not exceed %, %, %, %,             % and %, respectively, of the total public offering price.

The Investment Adviser (and not the Trust) may also pay certain qualifying underwriters, including those named above, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the Shares sold in this offering.

The amount of these structuring fees are calculated based on the total respective sales of Shares by these Underwriters, including those Shares included in the Underwriters' overallotment option, and will be paid regardless of whether some or all of the overallotment option is exercised.

The Investment Adviser has entered into a distribution agreement with Destra under which Destra provides assistance to the Adviser with respect to distribution of the Shares. The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Trust). The Investment Adviser has agreed to compensate Destra in the amount of up to $    (assuming full exercise of the option to purchase additional Shares) (which amount will not exceed   % of the total public offering price of the Shares sold in this offering). Destra is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA") and may not be deemed an "underwriter" for purposes of this offering under the 1933 Act, although Destra will not purchase or resell any of the Shares in connection with the offering.

The Trust has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Shares, Such expenses will not exceed $20,000 in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load of $0.90 per Share is equal to 4.5% of the public offering price of the Shares. The total amount of the Underwriters' additional compensation payments by the Investment Adviser described above will not exceed   % of the total public offering price of the Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of the Shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters, and other expenses (including reimbursed expenses), will be limited to not more than 9% of the total public offering price of the Shares sold in this offering.

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Shares approximately proportionate to that Underwriter's initial purchase commitment.

The Trust and the Investment Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Raymond James & Associates, Inc. and Ameriprise Financial Services, Inc., on behalf of the Underwriters, with certain exceptions, dispose of or hedge any Shares or any securities convertible into or exchangeable for Shares, provided that the Trust may issue Shares pursuant to the Trust's Plan.

To meet the NYSE distribution requirements for trading, the Underwriters have undertaken to sell Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "THQ."

The following table shows the sales load that investors in the Trust will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Shares.

	No Exercise		Full Exercise
Per Share		$0.90		$0.90
Total	$		$

The Trust and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain Underwriters may make a market in Shares after trading in Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of themselves and the other Underwriters, may purchase and sell the Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Shares in excess of the number of Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Shares made in an amount up to the number of Shares represented by the Underwriters' over-allotment option. In determining the source of Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Shares available for purchase in the open market as compared to the price at which they may purchase Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of the Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Shares in this offering if the syndicate repurchases Shares to cover syndicate short positions or to stabilize the purchase price of the Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Shares. They may also cause the price of the Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Shares may be sold by the Underwriters to securities dealers who resell Shares to online brokerage account holders.

The Trust anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Trust and the Investment Adviser and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of the Shares, the Investment Adviser purchased Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding Shares. The Investment Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Shares, which is expected to occur as of the completion of the offering of the Shares.

The principal business address of Wells Fargo Securities, LLC is 550 Tryon Street, Charlotte, North Carolina 28202. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of Ameriprise Financial Services, Inc. is 369 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

LEGAL MATTERS

Certain legal matters in connection with the Shares will be passed upon for the Trust by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110 and for the underwriters by Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm for the Trust and will audit the Trust's financial statements.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information filed by the Trust can be inspected and copied (at prescribed rates) at the Commission's Public Reference Section, Washington, D.C. 20549-1520.

This prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Trust with the Commission under the Securities Act and the Investment Company Act. This prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Trust to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Trust nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Trust undertakes to supplement this prospectus to reflect any material changes to the Trust after the date of this prospectus.

  Shares

Tekla Healthcare Opportunities Fund

Common Shares
$20.00 per Share

PROSPECTUS
               , 2014

Wells Fargo Securities
Morgan Stanley
UBS Investment Bank
Raymond James
Ameriprise Financial Services, Inc.
Oppenheimer & Co.
RBC Capital Markets
BB&T Capital Markets
Comerica Securities
D.A. Davidson & Co.
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott
Ladenburg Thalmann
Maxim Group LLC
Newbridge Securities Corporation
Pershing LLC
Southwest Securities
Sterne Agee
Wedbush Securities Inc.
Wunderlich Securities
B.C. Ziegler

Until , 2014 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in the offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

TEKLA HEALTHCARE OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

[  ], 2014

Tekla Healthcare Opportunities Fund (the “Trust”) is a newly organized, non-diversified, closed-end management investment company with no operating history. The Trust’s investment objective is to seek current income and long-term capital appreciation. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets (as defined below) in U.S. and non-U.S. companies engaged in the healthcare industry (“Healthcare Companies”) including equity securities, debt securities, and pooled investment vehicles.  “Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).  The Trust’s 80% policy may not be changed without 60 days’ prior notice to the Trust’s shareholders (“Shareholders”).

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in a company, 50% or more of such company’s sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities.  Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser (defined below) determines, in its discretion, whether a company is a Healthcare Company.

The Trust expects to invest 50-85% of its Managed Assets in equity securities (which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock) as measured at the time of investment. Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust’s investment in convertible securities exceed 30%.  The Trust will not invest more than 15% of its Managed Assets in debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”), or BB by Fitch, Inc. (“Fitch”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality).  The Trust’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

The Trust will not invest more than 30% of its Managed Assets as measured at the time of investment in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, for hedging purposes.  Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust’s Shareholders. Over time, as the Trust’s portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over

1

time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust’s ability to benefit from capital appreciation.

The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in foreign securities.  The Trust may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

The Trust also will not invest more than 10% of its Managed Assets as measured at the time of investment in restricted securities, including private investments in public equity (“PIPEs”).

The Trust may invest up to 25% of its Managed Assets as measured at the time of investment in real estate investment trusts that derive their income from the ownership, leasing, or financing of properties in the healthcare sector (“Healthcare REITs”).

The Trust may from time-to-time lend its portfolio securities.  In addition, the Trust may, to a limited degree, enter into when-issued and delayed delivery transactions, forward foreign currency contracts and repurchase agreements. Under normal market conditions, the Trust does not intend to engage in such practices.

The Trust’s investment adviser is Tekla Capital Management, LLC (the “Investment Adviser”).

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated [  ], 2014 (the “prospectus”), and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest (“Shares”) of the Trust, and investors should obtain and read the prospectus prior to purchasing Shares. A copy of the prospectus may be obtained without charge, by calling (617) 772-8500.

The Trust’s annual report (when available) may be obtained upon request and without charge by calling toll free (617) 772-8500.

The prospectus and this SAI omit certain of the information contained in the Trust’s registration statement filed with the Securities and Exchange Commission (the “Commission”). Information about the Trust can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Call (202) 551-8090 for information on the operation of the Public Reference Room. This information is also available in the Commission’s Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

TABLE OF CONTENTS

Additional Information About Investments and Investment Techniques	2
Investment Restrictions	23
Trustees and Officers	24
The Trust	32
Investment Advisory Agreement	35
Proxy Voting Policy and Procedures	38
Code of Ethics	39
Net Asset Value	39
Portfolio Transactions and Brokerage	41
Tax Matters	43
Custodian and Transfer Agent, Dividend Disbursing Agent and Registrar	48
Financial Statements	48
Report of Independent Registered Public Accountant.	52
Proxy Voting Policies and Procedures	A-1

ADDITIONAL INFORMATION ABOUT INVESTMENTS
AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the prospectus under “Investment Objectives and Policies” and “Risk Factors.”

2

Additional information concerning certain of the Trust’s investments, investment techniques and investment restrictions is set forth below. The Trust may utilize the following investment practices:

Healthcare Companies

The Trust expects to invest in U.S. and non-U.S. equity and debt securities of companies in the healthcare industry, including, but not limited to, biotechnology (with respect to which the Trust will invest not more than 40% of its Managed Assets as measured at the time of investment), pharmaceutical, medical devices and healthcare services companies. These investments are designed to take advantage of recent developments in certain healthcare sectors.  For example, demographic changes are driving an increase in medical products due to the high growth rate of the population of Americans age 65 and older. Recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients’ lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. The Investment Adviser also believes that the following trends have investment potential: (i) biopharmaceuticals, including products for novel targets; (ii) treatments for orphan and ultra-orphan (i.e., rare and extremely rare) diseases, including gene therapy; (iii) specialty pharmaceuticals; (iv) generic pharmaceuticals; (v) novel medical devices; (vi) life sciences tools and diagnostics; and (vii) products that will benefit from changes in the regulatory landscape.

Healthcare Companies provide multiple diverse investment opportunities, including opportunities in the following sectors: (i) pharmaceuticals, which includes large and small pharmaceutical, specialty pharmaceutical and generic drug companies; (ii) biotechnology, which includes companies engaged in research into, and development of, biological substances for the purposes of drug discovery and diagnostic development; (iii) managed care, which is a segment that represents HMOs and insurers; (iv) life sciences and tools, which includes research organizations that help design and run clinical trials, as well as life sciences research tools companies that offer instruments, reagents and services to scientists in academic, BioPharma and applied market laboratories; (v) healthcare technology, which include companies involved in automating various processes for hospitals and HMOs; (vi) healthcare services, which includes pharmacy benefits managers, alternative site care providers and laboratory services companies; (vii) healthcare supplies, which include companies that provide products such as tubes and bandages used every day in healthcare facilities and laboratories; (viii) healthcare facilities, which include hospitals and other brick and mortar facilities used to treat patients; (ix) healthcare equipment, which include medical diagnostic and device companies; (x) healthcare distributors, which distribute drugs and products to patients, hospitals and other facilities; and (xi) healthcare REITs, which are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Equity Securities

The Trust expects to invest 50-85% of its Managed Assets as measured at the time of investment in equity securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock.  Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust’s investment in convertible securities exceed 30%. Common stock represents shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Trust may invest in preferred stocks, which represent shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Debt Securities

The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities that are rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P, or BB by Fitch or comparably rated by another

3

NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality).  To the extent the Trust invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Trust’s investments in debt securities with longer terms to maturity are subject to greater volatility than the Trust’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Corporate Debt Obligations

The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust’s net asset value (“NAV”).

The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities that are rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P, or BB by Fitch or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality).

Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Bank Obligations

The Trust may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the

4

investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Trust may invest in deposits in U.S. and European banks satisfying the standards set forth above.

REITs

The Trust may invest up to 25% of Managed Assets as measured at the time of investment in Healthcare REITs. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Trust will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests. Healthcare REITs are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Derivatives

The Trust may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Trust’s investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, among others, options, futures, forward contracts and swaps. The Trust will not invest more than 30% of its Managed Assets in derivatives.  Positions in these financial instruments may expose the Trust to an obligation to another party. The Trust will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Trust will comply with Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust’s Shareholders. Over time, as the Trust’s portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Trust will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust’s ability to benefit from capital appreciation.

Foreign Securities

The Trust will not invest more than 20% of its Managed Assets as measured at the time of investment in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

5

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Trust’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Trust may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Trust may be subject to currency exposure independent of its securities positions. To the extent that the Trust is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Trust endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Trust’s assets are uninvested and no return is earned on such assets. The inability of the Trust to make intended security purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Trust due to subsequent declines in value of the portfolio securities or, if the Trust has entered into a contract to sell the securities, in possible liability to the purchaser.

The Trust may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and

6

GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Trust acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Trust would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Trust may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Trust may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Investing in Europe. The Trust may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Trust has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Investing in Canada. The Trust may invest in issuers located in Canada or that have significant exposure to the Canadian economy. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and therefore the Canadian economy is very dependent on the supply and demand for natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. Past periodic demands by the Province of Quebec for sovereignty have also significantly affected equity valuations and foreign currency movements in the Canadian market.

Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

7

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Trust’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated or poorly established legal systems may have an adverse impact on the Trust. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent the Trust invests in emerging markets, Trust assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Trust’s investment in certain emerging countries and may increase the expenses of the Trust. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Trust. The Trust may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Trust may invest and adversely affect the value of the Trust’s assets. The Trust’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Trust may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to

8

decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Trust’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

From time to time, certain of the companies in which the Trust may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Trust would be indirectly subject to those risks.

Initial Public Offerings

The Trust may invest a portion of its assets in shares of IPOs, if consistent with the Trust’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Trust for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Trust may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the holders of Shares. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Convertible Securities

Of the 50-85% of its Managed Assets that are invested in equity securities, the Trust will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Trust’s investment in convertible securities exceed 30%. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The

9

investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Trust is called for redemption, the Trust will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Trust’s ability to achieve its investment objective, which, in turn, could result in losses to the Trust. To the extent that the Trust holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Trust may, consistent with its investment objective, hold such common stock in its portfolio.

In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Trust’s investment policies.

Restricted Securities

The Trust will not invest more than 10% of its Managed Assets as measured at the time of investment in securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (the “Securities Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Venture Capital Investments

The Trust may occasionally invest in venture capital opportunities. These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.

Pooled Investment Vehicles

The Trust may invest in securities of pooled investment vehicles, including other investment companies, ETFs and ETNs. The Trust will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Trust. The Trust’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Investment Company Act, including in certain circumstances a prohibition on the Trust acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Trust’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all

10

investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Trust) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Trust may rely on these exemptive orders in investing in ETFs. Under an exemptive rule adopted by the Commission, the Trust may invest in certain other investment companies and money market funds beyond the statutory limits described above.

The Trust may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Trust’s shares could also be substantially and adversely affected.

Options on Securities and Securities Indices

Writing Covered Options. The Trust may write (sell) covered call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Trust may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the OTC market. A call option written by the Trust obligates the Trust to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Trust pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Trust as the seller of the call option. The Trust can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Trust. All call options written by the Trust are covered, which means that the Trust will own the securities subject to the option as long as the option is outstanding or the Trust will use the other methods described below. The Trust’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Trust may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Trust would obligate the Trust to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by the Trust would be covered, which means that the Trust will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Trust. However, in return for the option premium, the Trust accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Trust owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Trust holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written,

11

or (ii) greater than the exercise price of the option written provided the Trust segregates liquid assets in the amount of the difference. A put option is also covered if the Trust holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Trust segregates liquid assets in the amount of the difference. The Trust may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Trust) upon conversion or exchange of other securities in its portfolio. The Trust may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.

The Trust may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under OTC options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Trust may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Trust may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Trust may purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or other instruments of the type in which it may invest (“protective puts”). The purchase of a call option would entitle the Trust, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Trust would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Trust would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Trust’s securities. Put options may also be purchased by the Trust for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Trust would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Trust is unable to effect a closing purchase transaction with respect to covered options it has written, the Trust will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

12

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Trust may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Trust in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Trust’s investment portfolio, the Trust may incur losses that it would not otherwise incur. The writing of options could increase the Trust’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Futures Contracts and Options and Swaps on Futures Contracts

Futures Contracts. The Trust may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust may purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price and at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price and at a specified future time.

13

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin on U.S. exchanges may range from approximately 1% to approximately 10% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of “variation margin” may be required, a process known as “mark to the market.”

Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor’s obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Trust may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Trust for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Trust anticipates purchasing or selling a foreign security. For example, this technique would allow the Trust to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Trust’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Trust’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for nonhedging purposes to pursue the Trust’s investment objective, such as when the Trust’s Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Trust’s portfolio. There is no requirement that the Trust hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust. In addition, the Trust will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Trust.

14

Equity Swaps

The Trust may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Trust the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Trust may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Trust on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Trust on the notional amount. In other cases, the counterparty and the Trust may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Trust will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Trust is contractually obligated to make. If the other party to an equity swap defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Trust’s exposure, the Trust and the Investment Adviser believe that such transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Trust’s borrowing restrictions.

The Trust will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Trust’s ability to enter into certain swap transactions may be limited by tax considerations.

Index Swaps, Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Trust may enter into index, interest rate, credit and total return swaps for both hedging purposes and to seek to increase total return. As examples, the Trust may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way. The Trust may also enter into interest rate caps, floors and collars. The Trust may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Trust posts initial and variation margin by making payments to its clearing member FCMs.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Trust with another party of the respective amounts payable with respect to a notional principal

15

amount at interest rates equal to two specified indices. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Trust will enter into interest rate, total return, credit and index swaps on a net basis, which means that the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and index swaps is normally limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to a bilateral swap agreement defaults, the Trust’s risk of loss consists of the net amount of interest payments that the Trust is contractually entitled to receive.

Pursuant to the Dodd-Frank Act, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Trust and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Trust to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Trust. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Trust may be either the protection buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Trust generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

If a credit event occurs, the value of any deliverable obligation received by the Trust as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Trust.

To the extent that the Trust’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying on its books cash or liquid assets or is covered by other means in accordance with

16

SEC guidance, the Trust and the Investment Adviser believe that the transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Trust’s borrowing restrictions.

The Trust will not enter into bilateral transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto (with respect to bilateral swap transactions) is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which creates effective leverage and involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality and interest rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if the Trust had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Trust invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees (the “Board”), is responsible for determining and monitoring the liquidity of the Trust’s transactions in swaps, swaptions, caps, floors and collars.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Trust to incur increased expenses to access the same types of swaps.

Rules adopted pursuant to the Dodd-Frank Act also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

When-Issued and Delayed Delivery Transactions

The Trust may purchase securities on a “when issued” basis or a “delayed delivery” basis. “When-issued” securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. “Delayed delivery” transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may

17

dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will maintain with its custodian a segregated account consisting of liquid securities, which may include cash, obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), debt obligations or equity securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust’s other assets.

Repurchase Agreements

A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust’s cost and interest). It is the Trust’s present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. Reverse repurchase agreements create effective leverage. If the securities held by the Trust decline in value while these transactions are outstanding, the NAV of the Trust’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Trust (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Trust will decline below the price the Trust is obligated to pay to repurchase the securities, and that the securities may not be returned to the Trust.

The Trust may “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, and the Trust’s use of leverage through reverse repurchase agreements will not be limited by the Investment Company Act, although it will be limited by the Trust’s overall limitation on leverage as described in the prospectus. However, the Trust’s use of leverage through reverse repurchase agreements will be considered to be financial leverage for purposes of determining compliance with the Trust’s maximum overall leverage levels approved by the Board (currently 20% of the Trust’s Managed Assets). The Trust’s use of leverage through reverse repurchase agreements may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

18

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Trust’s Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Short Sales

The Trust may engage in short sales and short sales against the box in an amount not to exceed 10% of Managed Assets as measured at the time of investment. Short sales are transactions in which the Trust sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Trust must borrow the security to make delivery to the buyer. The Trust then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Trust. Until the security is replaced, the Trust is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Trust also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales, which will be borne solely by the Trust’s common Shareholders.

The Trust will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the borrowed security. The Trust will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Trust may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Trust replaces a borrowed security in connection with a short sale, the Trust will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Trust will be able to close out a short position at any particular time or at an acceptable price. During the time that the Trust is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Trust is unable to borrow the same security from another lender. If that occurs, the Trust may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Trust may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Trust may enter into a short sale against the box, for example, to lock in a sales price for a security the Trust does not wish to sell immediately. If the Trust sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Trust effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Trust closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Trust may effect short sales.

Preferred Stock, Warrants and Stock Purchase Rights

The Trust may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stock represents an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock

19

owners but after bond owners and other debt holders. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options that entitle the holder to buy equity securities at a specific price for a specific period of time. The Trust will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Trust. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Notes (“ETNs”)

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Unseasoned Companies

The Trust may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating history.

U.S. Government Securities

The Trust may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Although U.S. Government securities issued directly by the U.S. Government are guaranteed by the U.S. Treasury, other U.S. Government securities issued by an agency or instrumentality of the U.S. Government may not be. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Custodial Receipts and Trust Certificates

The Trust may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Trust may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts

20

and trust certificates, the Trust will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Trust may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Trust would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Trust could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would have been involved if the Trust had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the “IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Investment Grade Securities

The Trust will not invest more than 15% of its Managed Assets as measured at the time of investment in bonds rated BB+ or below by S&P, Ba1 or below by Moody’s, or BB by Fitch or comparable rated and unrated securities. These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. Non-investment grade securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, non-investment grade securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s, Aaa, Aa, A or Baa by Moody’s, or AAA, AA, A, or BBB by Fitch). Analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of higher quality debt securities, and the ability of the Trust to achieve its investment objective may, to the extent of its investments in non-investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Trust were investing in higher quality securities.

The market values of non-investment grade securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of non-investment grade securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of high-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for non-investment grade securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of non-investment grade securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates.

21

Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust’s NAV.

The risk of loss from default for the holders of non-investment grade securities is significantly greater than is the case for holders of other debt securities because non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Trust in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Trust may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Trust may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Trust in respect of accrued interest income on securities which are subsequently written off, even though the Trust has not received any cash payments of such interest.

The secondary market for non-investment grade securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for non-investment grade securities is generally lower than that of higher rated securities. The secondary market for non-investment grade securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Trust to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of the Trust. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the non-investment grade securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for non-investment grade securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. Non-investment grade securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Trust may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Trust experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of non-investment grade securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Trust’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Trust may continue to hold the security if the Investment Adviser believes it is in the best interest of the Trust and its Shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the

22

market value of junk bonds will have an adverse effect on the Trust’s NAV to the extent it invests in such investments. In addition, the Trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Loans of Portfolio Securities

The Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 33 1/3% of the Trust’s Managed Assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it is entitled to receive substitute payments in the amount of any dividends or interest on the loaned security and also receive one or more of: (1) a negotiated loan fee; (2) interest on securities used as collateral for the loan; or (3) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder’s, custodian and administrative fees. The terms of the Trust’s loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), such as providing that the Trust may terminate the loan upon no more than five days’ notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust’s risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from a delay in the Trust’s ability to recover such securities in a timely manner; and (5) the inability of the Trust to reacquire the loaned securities.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Trust’s outstanding Shares. As used in this SAI, a “majority of the Trust’s outstanding Shares” means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (2) more than 50% of the outstanding Shares. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings), all percentage limitations apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market conditions does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Trust may not:

1.             Purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of “physical” commodities; the Trust may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, ETNs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

2.             Purchase or sell real estate; although the Trust may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities, and may hold and sell real estate acquired by the Trust as a result of the ownership of securities.

3.             Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities law. See “Portfolio Transactions and Brokerage.”

4.             Issue senior securities to the extent such issuance would violate applicable law.

23

5.             Borrow money, except as permitted by the Investment Company Act, or interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction.

6.             Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust, except as may be necessary in connection with permitted borrowings under 6 above.

7.             Make loans of money, except (a) by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies, or (b) as may otherwise be permitted by the Investment Company Act, as amended from time to time, the rules and regulation promulgated by the SEC under the Investment Company Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.  The Trust reserves the authority to enter into repurchase agreements, reverse repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act.

In addition, the Trust has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the “Board”) without shareholder approval:

1.             The Trust, under normal circumstances, will have at least 80% of its Managed Assets invested in Healthcare Companies. This investment policy may not be changed without 60 days’ prior notice to Shareholders.

2.             The Trust will not invest more than 10% of the Trust’s Managed Assets in Restricted Securities.

3.             The Trust will not incur effective leverage (as such term is defined in this SAI) in an amount that exceeds 20% of its Managed Assets as measured at the time when leverage is incurred, except that effective leverage incurred through the use of covered calls will not be counted toward the Trust’s limit on the use of effective leverage.

4.             At no time will the Trust incur total leverage (whether through traditional leverage or effective leverage, as such terms are defined in this SAI) in an aggregate amount that exceeds 33 1/3% of its Managed Assets, except that effective leverage incurred through the use of covered calls will not be counted toward the Trust’s limit on the use of total leverage.

5.             The Trust will not invest more than 15% of the Trust’s Managed Assets in debt securities that are rated non-investment grade.

6.             The Trust will not invest more than 30% of the Trust’s Managed Assets in derivatives for hedging purposes.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

TRUSTEES AND OFFICERS

Overall responsibility for general oversight of the Trust rests with the Board. The Board is comprised of seven individuals, six of whom are not “interested persons” of the Trust (as that term is defined in Section 2(a)(19) of the Investment Company Act) (“Independent Trustee”). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust. The Board also may hold special meetings to address matters arising between regular meetings. The Independent

24

Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established Audit, Governance and Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Trust. All of the members of these Committees are Independent Trustees, except for Dr. Omstead, who serves on the Valuation Committee. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

The Trust is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Investment Adviser and the officers of the Trust are responsible for managing these risks on a day-to-day basis, the Board has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with the Trust’s Chief Compliance Officer, the Trust’s independent public accounting firm, and legal counsel to the Trust. These interactions include discussing the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

The Trust’s Declaration of Trust provides that the Trust will indemnify Trustees and officers and may indemnify employees and agents of the Trust against liabilities and expenses incurred in connection with claims or litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust or the By-laws of the Trust protects or indemnifies a Trustee, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The names of the Trustee and officers of the Trust, their addresses, ages and principal occupations during the past five years, and their positions with certain other organizations and publicly-held companies, are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser are included in the table titled “Interested Trustees.” Trustees who are not interested persons as described above are referred to as Independent Trustees. The Trust, H&Q Life Sciences Investors (“HQL”) and H&Q Healthcare Investors (“HQH”), other closed-end investment companies advised by the Investment Adviser, are the only three portfolios in the Fund Complex.

25

TRUSTEES

NAMES, ADDRESSES(1) AND DATES OF BIRTH	POSITION WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN TRUST COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES:

Michael W. Bonney 8/1958	Trustee (since 2014)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); President, Cubist Pharmaceuticals, Inc. (2002-2003); Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Trustee, Bates College (since 2002); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (since 2009).	3

Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2014)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gerson Lehman Group (since 2004) (financial services research); Advisory Committee Member, Department of Biotechnology, Government of India (2004 - 2009). Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	3

Oleg M. Pohotsky 3/1947	Trustee (since 2014)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008) (law firm); Director, Avangard Investment Holdings (since 2010); Director, New America High Income Fund, Inc. (since 2013).	3

William S. Reardon, CPA 6/1946	Trustee (since 2014)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc. (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	3

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 2014)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002) (medical devices); Director, Amerigroup, Inc. (since 2002) (health insurance).	3

Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2014)	Independent Consultant, Deutsche Bank (since 2004); Director, Bald Peak Land Company, (since 2008) (real estate); Trustee, Massachusetts Hospital School (1997-2008).	3

INTERESTED TRUSTEES:

Daniel R. Omstead, Ph.D. (3) 7/1953	President (since 2014) Trustee (since 2014)	President, the Trust, H&Q Healthcare Investors and H&Q Life Sciences Investors (since 2001); President, Chief Executive Officer and Managing Member, Tekla Capital Management LLC (since 2002); Director, IlluminOss Medical, Inc. (since 2012) (medical devices); Director, Magellan Diagnostics, Inc. (since 2006) (medical devices); Director, Palyon Medical Corporation (since 2009) (medical devices); Director, Dynex Corporation (since 2012) (medical devices).	3

(1) The address for each Trustee is: Tekla Healthcare Opportunities Fund, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

26

(2) Each Trustee currently is serving a three year term.

(3) Trustee considered to be an “interested person” within the meaning of the Investment Company Act (an “Interested Person”), through his position or affiliation with the Investment Adviser.

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Trust’s Investment Adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee’s education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Trust’s Board and that of HQH and HQL, public companies, or non-profit entities or other organizations.

Michael W. Bonney: Mr. Bonney is the Chief Executive Officer and member of the Board of Directors of Cubist Pharmaceuticals, Inc., providing the Trust with valuable insight into operating matters relating to biotech companies and the overall healthcare industry. He serves on the Valuation Committee and is Chairman of the Governance and Nominating Committee of the Trust. Mr. Bonney is also a Director of NPS Pharmaceuticals, Inc., is Chairman of the Board of Trustees of Bates College and is a Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA). He holds a BA degree from Bates College.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the Andrew Werk Cook Professor of Tumor Biology in the Department of Radiation Oncology at Harvard Medical School and the Director of the Edwin L. Steele Laboratory of Tumor Biology at Massachusetts General Hospital, providing the Trust with a valuable perspective on emerging life sciences technologies. Dr. Jain co-founded XTuit Pharmaceuticals, Inc. in 2011, where he also serves as a board member. He serves on the Governance and Nominating Committee of the Trust. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 570 publications. He serves on advisory panels to government, industry and academia, and has served or continues to serve on editorial advisory boards of twenty journals, including Journal of Clinical Oncology and Nature Reviews Clinical Oncology. He has received more than 50 major awards and lectureships, including a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute’s Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of U.S. National Academies — the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences — and the American Academy of Arts and Sciences.  Dr. Jain holds a B. Tech degree from the Indian Institute of Technology, an M.S. from the University of Delaware and a Ph.D. from the University of Delaware.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Tekla Capital Management LLC (the “Investment Adviser”), a registered investment adviser that serves as investment adviser to HQH and HQL. Dr. Omstead is also President of HQH and HQL and serves on their Valuation Committees. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within HQH and HQL, since 2001. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of several portfolio companies including IlluminOss Medical, Inc., Magellan Diagnostics, Dynex Corporation and Palyon Medical Corporation. Prior to joining the Investment Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development, at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dr. Omstead was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharp and Dohme Research Laboratories, a division of Merck & Co., Inc. Dr. Omstead provides the Trust with insights into both pharmaceutical and biotech companies. Dr. Omstead holds Ph.D. and Master’s Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in

27

Civil Engineering from Lehigh University. He is an emeritus member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead is also an Overseer at the Joslin Diabetes Center.

Oleg M. Pohotsky: Mr. Pohotsky is a corporate finance and investment professional with over forty years of diversified experience gained both in industry and in financial markets. Mr. Pohotsky serves as Chairman of the Board of Trustees of the Trust and also serves as Chairman of the Trust’s Valuation Committee and serves on the Trust’s Audit Committee. He has over 45 years of cumulative board experience in the full range of organization types: publicly-traded, privately-held, venture-backed and non-profit. He has also served as a director of a healthcare services company listed on the Nasdaq NMS where he was a member of the audit committee. In his various directorships he has also served on investment, compensation, personnel and executive committees. His career spanned over twenty years in the investment industry, both as an investment banker and as a venture capital and private equity investor, and included serving as chairman of the valuation and fairness opinion committee of a NYSE-member firm. Mr. Pohotsky also currently serves on the Board of Directors of Avangardco Investments Holdings, an LSE-listed agribusiness enterprise based in Ukraine, on the Board of Directors of The New America High Income Fund, Inc., a closed end fund investing in high yield securities on a leveraged basis, on the Board of Advisors of Kaufman & Co., LLC, a Boston-based boutique investment banking firm, and is affiliated with GovernanceMetrics International, Inc. as a Senior Advisor. He provides the Trust with valuable experience in valuation and the financial industry. Mr. Pohotsky holds a BSChE degree from Clarkson University, a JD degree from the University of Miami and MBA from the Harvard Business School. He has also been awarded an honorary doctorate by Clarkson University.

William S. Reardon, CPA: Mr. Reardon’s personal experience as a Life Science audit partner at PricewaterhouseCoopers LLP (“PwC”), with a broad spectrum of companies across the corporate life cycle from startup to successful product driven pharmaceutical companies, provides the Trustees of the Trust with a valuable perspective in analyzing life science company opportunities. Until 2002, Mr. Reardon was a business assurance partner in PwC’s Boston office and leader of the Life Sciences Industry Practice for New England and the Eastern U.S., working closely with many of the Firm’s public clients in SEC-registered equity, convertible and R&D limited partnership offerings and many initial public offerings. He serves on the Valuation and Audit Committees of the Trust. From 1998-2000, he served on the Board of the Emerging Companies Section of the Biotechnology Industry Organization (“BIO”) and from 2000 to 2002 he served on the Board of Directors of the Massachusetts Biotechnology Council (“MBC”). During his professional career, he was a frequent speaker at BIO conferences and MBC Industry meetings on issues affecting biotechnology companies. He currently also serves as a board member and audit committee chair of two development-stage public companies, Synta Pharmaceuticals and Idera Pharmaceuticals. Mr. Reardon is member of the American Institute of CPAs and the Massachusetts Society of CPAs, with an MBA from Harvard Business School and a BA in East Asian History from Harvard College.

Uwe E. Reinhardt, Ph.D.: Dr. Reinhardt is the James Madison Professor of Political Economy at Princeton University, teaching economics and public affairs since 1968, and has been a member of the Institute of Medicine of the National Academy of Sciences since 1978. He serves on the Audit Committee of the Trust. Dr. Reinhardt is recognized as one of the nation’s leading authorities on health care economics, a prominent scholar in health care economics and a frequent speaker and author on subjects ranging from the war in Iraq to the future of Medicare. Dr. Reinhardt provides the Trust with valuable insights in healthcare economics and reform. He is a past president of the Association of Health Services Research. From 1986 to 1995 he served as a commissioner on the Physician Payment Review Committee, established in 1986 by Congress to advise it on issues related to the payment of physicians. He is a senior associate of the Judge Institute for Management of Cambridge University, UK, and a trustee of Duke University and the Duke University Health System. Dr. Reinhardt is or was a member of numerous editorial boards, among them the Journal of Health Economics, the Milbank Memorial Quarterly, Health Affairs, the New England Journal of Medicine, and the Journal of the American Medical Association. Dr. Reinhardt received his Ph.D. from Yale University.

Lucinda H. Stebbins, CPA: Ms. Stebbins brings to the Board over twenty years experience working in the fund industry, providing valuable perspectives on a variety of technical and industry matters. She serves as Chairman of the Audit Committee and is a member of the Governance and Nominating Committee of the Trust. She started her career with the investment management firm of Scudder, Stevens and Clark, which was later merged into the U.S operations of Zurich Financial Services, and then finally acquired by Deutsche Bank. She served as a Senior Vice

28

President at Scudder Investments and subsequently as a Director at Deutsche Asset Management and was an officer of approximately 200 funds in these complexes. Ms. Stebbins’ expertise is in the accounting, tax, and regulatory sides of the Fund business, and she continues to act as an independent consultant to the fund industry. Prior to joining Scudder, she was a Senior Manager at Pricewaterhouse and is a member of the Massachusetts Society of CPAs. She also serves on the Board of Bald Peak Land Company and has been on a number of non-profit Boards. She holds an MBA degree from Babson College and a BA in economics from Wellesley College.

Officers

NAME, ADDRESS(1) AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD

Daniel R. Omstead, Ph.D. 7/1953	President (since 2014); Trustee (since 2014)

President, the Trust (since 2014) and H&Q Life Sciences Investors and H&Q Healthcare Investors (since 2001); President, Chief Executive Officer and Managing Member, Tekla Capital Management LLC (since 2002); Director, IlluminOss Medical, Inc. (since 2012) (medical devices); Director, Magellan Diagnostics, Inc. (since 2006) (medical devices); Director, Palyon Medical Corporation (since 2009) (medical devices); Director, Dynex Corporation (since 2012) (medical devices).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2014)

Chief Compliance Officer, Secretary and Treasurer, the Trust (since 2014), HQL and HQH (since 2009); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

(1) The address for each Officer is: Tekla Healthcare Opportunities Fund, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

(2) Each Officer serves in such capacity for an indefinite period of time at the discretion of the Trustees.

Ownership of Securities

As of March 31, 2014, the dollar range of equity securities owned beneficially by each Trustee in the Trust and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

Independent Trustees

Michael W. Bonney	None	$10,001 — $50,000
Rakesh K. Jain, Ph.D.	None	None
Oleg M. Pohotsky	None	$10,001 - $50,000
William S. Reardon, CPA	None	$10,001 - $50,000
Uwe E. Reinhardt, Ph.D.	None	Over $100,000
Lucinda H. Stebbins, CPA	None	Over $100,000

Interested Trustee

Daniel R. Omstead, Ph.D.	None	Over $100,000

29

Dr. Omstead and Ms. Woodward serve as officers of the Trust. As of the date of this SAI, the Trust has not commenced operations, and therefore the Trustees and executive officers of the Trust did not own any of the outstanding Shares of the Trust.

Prior to the offering, the Investment Adviser will purchase Shares from the Trust in an amount sufficient to satisfy the Trust’s net worth requirements under Section 14(a) of the Investment Company Act.  At that time, the Investment Adviser will own 100% of the outstanding Shares. The Investment Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Shares.

Standing Committees

AUDIT COMMITTEE. The Trust has an Audit Committee comprised solely of Independent Trustees who are “independent” as defined in the New York Stock Exchange (“NYSE”) Listing Standards. The Board has adopted a written charter for the Audit Committee. The Audit Committee charter is available at http://www.teklacap.com. The principal purpose of the Trust’s Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the Trust’s financial reporting process, including reviewing the financial reports and other financial information provided by the Trust, the Trust’s systems of internal accounting and financial controls and the annual independent audit process.

For the Trust, the Audit Committee’s role is one of oversight, and it is recognized that the Trust’s management is responsible for preparing the Trust’s financial statements and that the outside auditor is responsible for auditing those financial statements. Although the Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Trust’s independent public accountants.

The members of the Trust’s Audit Committee are Mr. Pohotsky, Mr. Reardon, Dr. Reinhardt and Ms. Stebbins. Ms. Stebbins is the Chairman of the Trust’s Audit Committee.

GOVERNANCE AND NOMINATING COMMITTEE. The Trust has a Governance and Nominating Committee comprised solely of Independent Trustees who are “independent” as defined in the NYSE Listing Standards.

The principal missions of the Committee are (i) to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Trust and overseeing the management of the Trust and (ii) to promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Trust.

The Committee reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the Trust’s management. The Committee makes nominations for trustees and officers of the Trust and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

The Trust’s By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Trust. The Trust’s By-Laws also require that a candidate is not serving in any of various positions with another investment company (as defined in the Investment Company Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Trust’s Investment Adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company. The Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) the overall diversity of the Board’s composition.

30

The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by Shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Trust for its trustees; (ii) are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser; and (iii) are “independent” as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by Shareholders must also meet certain eligibility requirements as set out in the Committee’s Charter. Other than those eligibility requirements, the Committee shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by Shareholders must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement for the next annual meeting of the Trust. Each shareholder or shareholder group must meet the requirements stated in the Committee’s charter in order to recommend a candidate. A Shareholder or Shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, Shareholders must include in their notice to the Trust’s Secretary: (i) the shareholder’s contact information; (ii) the trustee candidate’s contact information and the number of Trust shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Trust in assessing the candidate’s qualifications as a potential Independent Trustee and as someone who is “independent” under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of the Committee are Mr. Bonney, Dr. Jain and Ms. Stebbins. Mr. Bonney is the Chairman of the Committee.

VALUATION COMMITTEE. The Board has delegated to the Trust’s Valuation Committee general responsibility for determining, subject to final Board ratification, in accordance with the Trust’s valuation procedures, the value of assets held by the Trust on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Investment Adviser, to deal in the first instance with day-to-day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Trust’s securities or other assets in situations set forth in the Trust’s valuation procedures.

The members of the Trust’s Valuation Committee are Mr. Bonney, Dr. Omstead, Mr. Pohotsky and Mr. Reardon. Mr. Pohotsky is the Chairman of the Trust’s Valuation Committee.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust has a Qualified Legal Compliance Committee (“QLCC”) comprised solely of Independent Trustees. The Board has adopted a written charter for the QLCC. The principal purpose of the Trust’s QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the “Standards”). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Trust, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trust and the power to retain outside counsel, auditors or other experts for this purpose.

The members of the Trust’s QLCC are Dr. Jain, Mr. Pohotsky and Mr. Reardon. Mr. Reardon is the Chairman of the Trust’s QLCC.

31

Compensation of Trustees

The Trust pays each of the Trustees not affiliated with the Investment Adviser an annual fee of $18,000. Independent Trustees are also paid $1,000 for each Board meeting attended in person, $750 for each Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. The Chairman of the Board receives an additional annual fee of $5,000, the Chairmen of the Audit and Valuation Committees receive an additional annual fee of $2,500, and the Chairman of the Governance and Nominating Committee receives an additional annual fee of $1,250. Each member of the Audit and Valuation Committees receives an additional annual fee of $500 and each member of the Governance and Nominating Committee receives an additional annual fee of $250. Neither the Chairman nor any members of the Qualified Legal Committee receive additional annual fees. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. Trustees and officers of the Trust who hold positions with the Investment Adviser receive indirect compensation from the Trust in the form of the investment advisory fee paid to the Investment Adviser.

The following table sets forth information regarding the estimated compensation of Trustees by the Trust and other funds managed by the Investment Adviser for the fiscal year ending September 30, 2014, but does not include expenses. As of the date of this SAI, the “Fund Complex” was comprised of the Trust, HQL and HQH.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDING September 30, 2014

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES

INDEPENDENT TRUSTEES
Michael W. Bonney	$6,500	N/A	N/A	$6,500
Rakesh K. Jain, Ph.D.	$5,750	N/A	N/A	$5,750
Oleg M. Pohotsky	$7,000	N/A	N/A	$7,000
William S. Reardon	$7,000	N/A	N/A	$7,000
Uwe W. Reinhardt, Ph.D.	$6,250	N/A	N/A	$6,250
Lucinda H. Stebbins, CPA	$6,500	N/A	N/A	$6,500

INTERESTED TRUSTEES
Daniel R. Omstead, Ph.D.**	None	N/A	N/A	None

* The Trust had not commenced operations as of the date of this SAI.

** Mr. Omstead is an Interested Trustee, and as such, receives no compensation from the Trust or the Fund Complex.

THE TRUST

The Trust’s capitalization consists of an unlimited number of Shares, $0.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust’s By-laws and the rules of the New York Stock Exchange (“NYSE”).

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust’s Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

32

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, Shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust’s obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust unless the Board takes certain actions to approve such a transaction. These provisions could make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction.

Preferred Shares

The Declaration of Trust provides that the Trust has the power to issue additional Shares by action of the Board without the approval of the holders of the Trust’s common shareholders.  This power may be deemed to include the issuance of Preferred Shares with such rights and privileges as may be determined by the Board.

The Trust may elect to issue Preferred Shares as part of its leverage strategy though it does not currently intend to do so. The Trust has the ability to issue Preferred Shares representing up to 50% of the Trust’s total assets (less the Trust’s obligations under senior securities representing indebtedness). The Investment Company Act permits the issuance of Preferred Shares if, immediately after such issuance, the liquidation value of the Trust’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Trust’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Notwithstanding the Investment Company Act requirement listed above with respect to asset coverage of any Preferred Shares, if Preferred Shares are issued, the Trust intends to maintain an asset coverage ratio of at least 300%. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, would be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees would be elected by holders of Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if

33

any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Trust at any time in the event that two years of dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the prospectus or the SAI and except as otherwise required by applicable law or the Declaration of Trust, if Preferred Shares were issued, holders of Preferred Shares would have equal voting rights with common shareholders (one vote per share, unless otherwise required by the Investment Company Act) and would vote together with common shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares issued would be expected to provide that: (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Trust may tender for or purchase Preferred Shares; and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust would reduce any leverage applicable to the Shares, while any resale of shares by the Trust would increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust’s Declaration of Trust. The Board, without the approval of the common shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered. Common Shareholders will bear all expenses in connection with the offering and issuance of Preferred Shares.

Repurchases of Shares and Tender Offers

The Trust is a closed-end management investment company and as such its Shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Trust’s shares and the Trust’s NAV. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates net asset value. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers. Interest on any borrowings to finance Share repurchase transactions will increase the Trust’s expenses and will reduce the Trust’s net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust’s outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (1) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (2) pursuant to a tender offer to all Shareholders, or (3) as otherwise permitted by the Commission.

The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their NAV and such shares frequently trade at a discount to NAV, but in some

34

cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above NAV. When the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

Conversion to Open-End Investment Company

Under the Declaration of Trust, the conversion of the Trust from a closed-end to an open-end investment company would require (1) the approval of the Board, and (2) the affirmative vote or consent of the holders of 75% of the Shares outstanding and entitled to vote. Such a vote would be in addition to any vote or consent required in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and the NYSE. The Investment Company Act requires that the Trust receive a vote of a majority of its outstanding voting Shares in order to convert the Trust from a closed-end to an open-end investment company.

The conversion of the Trust from a closed-end to an open-end investment company would have to be approved by the Board prior to its submission to Shareholders. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board’s judgment as to its advisability in light of circumstances prevailing at the time.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company’s assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Tekla Capital Management LLC, a limited liability company formed under the laws of the State of Delaware, serves as the Investment Adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109. The Investment Adviser is owned by Daniel R. Omstead and Mary N. Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary N. Omstead is Dr. Omstead’s wife.

The Investment Advisory Agreement between the Investment Adviser and the Trust (the “Advisory Agreement”) provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See “Portfolio Transactions and Brokerage.”

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust’s portfolio in accordance with the Trust’s investment objective and policies as stated in the prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser’s own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; supplies or directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal auditing services, and other clerical services in connection therewith; and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the

35

Commission and state securities authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust’s investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust’s assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to 1.00% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Advisory Agreement provides that the Investment Adviser shall not be liable for any loss incurred by any act or omission of any broker. The Advisory Agreement also provides that the Investment Adviser shall not be liable to the Trust or to any Shareholder of the Trust for any error or judgment or for any loss suffered by the Trust in connection with rendering services under the Advisory Agreement except (1) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or (2) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement. Subject to the foregoing, the Advisory Agreement also provides that the Trust shall indemnify the Investment Adviser, and any officer, director and employee of the Investment Adviser to the maximum extent permitted by Article V of the Trust’s Declaration of Trust.

The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are “affiliated persons” of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its “affiliated persons.”

Under the Advisory Agreement, the Trust must pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, the Commission, and the Financial Regulatory Authority (“FINRA”) fees, fees and expenses of the Trustees who are not “affiliated persons” of the Investment Adviser or any of its “affiliated persons,” accounting and valuation costs, administrator’s fees, membership fees in trade associations, fidelity bond coverage for the Trust’s officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust’s Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Unless earlier terminated as described below, the Advisory Agreement will, after an initial two-year term, remain in effect from year to year if approved annually (1) by the Board or by the holders of a majority of the Trust’s outstanding Shares and (2) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated without penalty by (1) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days’ written notice or (2) a vote of the holders of a majority of the Trust’s outstanding Shares, and will automatically terminate in the event of its assignment. Action by the Trust under (1) above may be taken either by (i) vote of a majority of its Trustees, or (ii) the affirmative vote of a majority of the outstanding shares of the Trust.

36

A discussion regarding the basis for the Board of Trustees’ initial approval of the Advisory Agreement for the Trust will be available in the Trust’s annual report for the fiscal period ending September 30, 2014.

Portfolio Management

Currently Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of the team that makes investments on behalf of the Trust. These members also perform other duties, including making investment decisions on behalf of HQL and HQH. Dr. Omstead has overall investment decision responsibility for the Trust, HQL and HQH.

The following tables disclose other accounts within each type of category listed below for which the members of the investment team are jointly and primarily responsible for day to day portfolio management, as of March 31, 2014, unless otherwise noted.

Daniel R. Omstead, Ph.D.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	2	$1,106,139,150	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0

Other Accounts	0	$0	0	$0

Christopher F. Brinzey, M.B.A.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	2	$1,106,139,150	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0

Other Accounts	0	$0	0	$0

Frank T. Gentile, Ph.D.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	2	$1,106,139,150	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0

Other Accounts	0	$0	0	$0

Jason C. Akus, M.D./M.B.A.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	2	$1,106,139,150	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0

Other Accounts	0	$0	0	$0

37

Security Ownership of Portfolio Managers

The Trust was not in operation prior to the date of this SAI. Consequently, the portfolio managers own no securities issued by the Trust.

Portfolio Manager Compensation Structure

The Investment Adviser offers employees what it believes are competitive salaries and benefits in order to attract and retain adequate staff to provide services to the Trusts. The Investment Adviser feels the current staff level is adequate in size, experience and qualifications to effectively manage both the public and restricted portfolios of the Trust, HQH and HQL. The Investment Adviser further believes that the staff has the unique qualifications and experience to be effective in making purchase and sale decisions.

Dr. Omstead is an owner of the Investment Adviser. He receives compensation for his contribution to the portfolio management team and for his contribution to the general management of the Investment Adviser. As a member of the Investment Adviser, Dr. Omstead also receives distributions made to members. Currently, such distributions are principally the result of the investment advisory fees paid to the Investment Adviser by the Trust, HQH and HQL.

Mr. Brinzey, Dr. Gentile and Dr. Akus receive a combination of base compensation and discretionary compensation, in the form of a cash bonus paid annually. The methodology used to determine compensation is applied to all accounts managed by the team. Two components are described in detail below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed approximately annually.

Discretionary Compensation. Discretionary compensation is in the form of a cash bonus, paid annually, which is typically up to 50% of the team member’s base salary. Discretionary compensation can vary by team member and circumstances. The discretionary compensation component is determined based on four factors, including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the Investment Adviser and a qualitative assessment of the individual overall contribution to the investment team and to the Investment Adviser. Discretionary compensation is evaluated annually after the completion of the Trust’s fiscal year.

PROXY VOTING POLICY AND PROCEDURES

The Board has adopted a proxy voting policy and procedure (the “Proxy Voting Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Investment Adviser. A copy of the Proxy Voting Policy is attached as Appendix A to this SAI.

A description of the Trust’s proxy voting policies and procedures and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Trust at (617) 772-8500, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

38

CODE OF ETHICS

The Board has approved a joint Code of Ethics under Rule 17j-1 of the Investment Company Act that covers certain personnel of the Trust and the Investment Adviser. The joint Code of Ethics establishes procedures for personal investing and restricts certain transactions by certain personnel covered by the joint Code of Ethics. Employees subject to the joint Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. The joint Code of Ethics applies to investments by covered persons in their personal accounts, the accounts of family members living in the same household, and accounts in which the covered person has a beneficial interest (i.e., ownership, voting or investment control). Some of the restrictions set forth in the joint Code of Ethics do not apply to the Trust’s Independent Trustees. In general terms, the joint Code of Ethics is designed to ensure that the investing activities of covered personnel are conducted in a manner that avoids potential or actual conflicts of interest with the Trust and its Shareholders and that covered personnel conduct their personal investing in a manner consistent with their fiduciary duty towards the Trust and its Shareholders.

The joint Code of Ethics requires pre-clearance for certain investments in equities (not including mutual funds), imposes reporting requirements, and imposes sanctions for violations. Specifically, among other things, the joint Code of Ethics prohibits sales of securities to or purchases of securities from the Trust and prohibits the purchase or sale of any security under consideration for trading by the Trust within seven days before or after the Trust trades in the security.

The Trust’s joint Code of Ethics is filed as an exhibit to this registration statement. In addition, you may read and copy the code of ethics at the Commission’s Public Reference Room in Washington, DC. You may obtain information on operations of the Public Reference Room by calling the Commission at (202) 551-8090. In addition, the joint Code of Ethics is available on the EDGAR Database on the Commission Internet site at http://www.sec.gov. You may obtain copies of the joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102.

NET ASSET VALUE

The net asset value (“NAV”) of the Trust’s Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies at least weekly.

NAV is calculated by dividing the Trust’s total assets (the value of the securities held by the Trust plus any cash or other assets, including interest payable but not yet received) minus all liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) by the total number of Shares outstanding at such time.  If any preferred shares are outstanding, net assets available for common Shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the

39

last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at “fair value,” as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than American Depositary Receipts’ (“ADR”) and American Depositary Shares’ (“ADS”)) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust’s net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value,” which is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security’s disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company’s financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) the price of securities in a subsequent round of financing of an issuer in an arm’s-length transaction, if the round includes a new third party investor.

Sometimes a “significant valuation event” may cause the market value of a security to differ from the fair market value of that security. A “significant valuation event” is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board.

The Trust shall initially value an investment in a private placement in a private company at cost.  The valuation of an investment in a private placement or in a private company will be adjusted to reflect its fair valuation, as internal and external events are deemed to have a known or likely impact on the financial condition or market value of the investment.  Internal or external factors affecting the fair valuation may include items such as a subsequent financing round, a material deviation from the business plan, or a change in market conditions that may impair the company’s ability to meet its capital requirements.  If a subsequent round of financing includes a new third-party investor in an arms-length transaction, then the securities shall be marked up or down to the value used in that

40

financing round.  Equity investments in exchange for marketing or development rights do not constitute arms-length transactions.

Venture investments that have an initial public offering shall be valued at a discount to the public market value of the securities.  The discount in each case is determined by appraisal, considering such factors as market liquidity, time to freedom from restrictions, fundamental outlook for the company and such other factors as are enumerated above that are deemed to be relevant.  Private placements in public companies are similarly priced at a discount to the public market generally until the restrictions on sale of the security expire.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. In executing transactions for the portfolio and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the Investment Company Act), the Investment Adviser will use its best efforts to obtain the best price and execution for the Trust. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. The Investment Adviser may cause the Trust to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Trust. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. It is further understood that such services may be useful to the Investment Adviser in connection with its services to other clients. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term “research, market and statistical information” includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may effect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers to provide competitive prices and commission rates.

41

The Investment Company Act restricts transactions involving the Trust and its “affiliates,” including among others, the Trust’s Trustees, officers and employees, the Investment Adviser and any “affiliates” of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. A substantial portion of the securities in which the Trust may invest are traded in the over-the-counter markets, and the Trust intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

It is likely that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser. Such purchases would be made on terms no less favorable than those under which such investment companies would be acquiring the securities. In the case of concurrent purchases by the Trust and another investment company or companies managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

The Trust’s portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for a minimum of six months, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least one year, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an “underwriter” with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Investment Adviser with respect to the Trust, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for other investment accounts managed by the Investment Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Trust and one or more other accounts, the transaction will be averaged

42

as to price, and available investments allocated as to amount, in a manner the Investment Adviser believes to be equitable to each such account. Although the Investment Adviser seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Trust or the size of the position obtained or sold by the Trust. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchase for the Trust with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

For a description of the Trust’s portfolio turnover policies, see “Portfolio Transactions and Brokerage” in the prospectus.

TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its Shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify in each of its taxable years as a regulated investment company (“RIC”) under the Code. As a RIC, the Trust generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that the Trust distributes to its Shareholders. To qualify as a RIC and maintain RIC status, the Trust must meet specific source-of-income and asset diversification requirements and must generally distribute an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses), but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Trust’s taxable year. If, in any year, the Trust fails to qualify as a RIC under U.S. federal income tax laws, the Trust would be taxed as an ordinary corporation. In such circumstances, the Trust could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the market value of the Trust’s assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If for any taxable year the Trust were to fail to qualify as a RIC, all of the Trust’s taxable income would be subject to federal income tax at the rates applicable to corporations (with no deduction for distributions to Shareholders), and Trust distributions would be taxable to Shareholders as dividends to the extent of the Trust’s earnings and profits.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must generally distribute during each calendar year

43

an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to Shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to Shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

Distributions

Dividends paid from investment company taxable income generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust’s Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust’s income distributions will be paid monthly in cash.

A portion of the dividends paid by the Trust may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and distributions from certain non-U.S. corporations.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gains”) designated by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust’s Shares, regardless of how long the Shareholders have held the Trust’s Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to Shareholders. As a result, such amounts will be included in the gross income of the Shareholders as long-term capital gains and Shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”). Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital which is applied against and reduces the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares.

If the value of the Trust’s Shares is reduced below a Shareholder’s cost as a result of a distribution of investment company taxable income or net capital gains by the Trust, such distribution will be taxable to the shareholder. The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

44

Dividends (not including capital gain dividends) received by corporate Shareholders from the Trust qualify for the dividends received deduction for corporate Shareholders to the extent the Trust designates the amount distributed as eligible for the deduction. The aggregate amount designated by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the designation of dividend income must generally be the same for all Shares. Thus, unless 100% of the Trust’s gross income constitutes qualified dividends, a portion of the dividends paid to corporate Shareholders will not qualify for the dividends received deduction. The dividends received deduction for corporate Shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its Shareholders, respectively, for less than 46 days.

In addition to furnishing any other required tax statements, the Trust intends to report in written notices to Shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount of undistributed net capital gains and related tax credits.

Sale of Shares

Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The Trust may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets produce passive income, or 75% or more of its gross income is passive income. If the Trust receives a so-called “excess distribution” with respect to PFIC stock, the Trust itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Trust to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Trust held the PFIC shares. The Trust itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Trust taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Gain from the sale of PFIC shares is treated in the same manner as an excess distribution. Excess distributions and gain from the sale of PFIC shares are characterized as ordinary income even though, absent application of the PFIC rules, such gains and certain excess distributions might have been classified as capital gain.

The Trust may elect to mark to market any PFIC shares in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election relates, the Trust would report as ordinary income the amount by which the fair market value of the PFIC stock exceeds the Trust’s adjusted basis in the stock. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Trust-level tax when distributed to Shareholders as a dividend. Alternatively, the Trust may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

45

Currency Fluctuations — “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Trust’s investment company taxable income to be distributed to its Shareholders as ordinary income.

Hedging Transactions

Certain futures and foreign currency contracts in which the Trust may invest are “section 1256 contracts.” While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described above. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Trust may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Trust. In addition, losses realized by the Trust on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Trust of engaging in hedging transactions are not entirely clear.

The Trust may make one or more of the elections available under the Code which are applicable to straddles. If the Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Notwithstanding any of the foregoing, the Trust may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Trust enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the thirtieth day after the close of the taxable year, if certain conditions are met.

Foreign Withholding Taxes

Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust’s total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to “pass-through” to the Trust’s Shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non-U.S. sources will be treated as U.S. source income.

Backup Withholding

The Trust may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal

46

income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“Foreign Shareholder”) depends on whether the income from the Trust is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Income Not Effectively Connected

If the income from the Trust is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign Shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a Foreign Shareholder who is a non-resident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the Foreign Shareholder certifies his or her non-U.S status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. If a Foreign Shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain Foreign Shareholders may be exempt from U.S. tax for taxable years beginning before January 1, 2014 to the extent such dividends are attributable to “qualified net interest income” and/or “qualified net short-term capital gains,” provided that the Trust elects to follow certain procedures. The Trust does not anticipate following the procedures and as a result, the full amount of distributions of ordinary dividends, including distributions of any interest or short-term gains will be subject to withholding at a rate of 30 percent or any applicable lower treaty rate.

Income Effectively Connected

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such Foreign Shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

Effective July 1, 2014, the Trust will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Trust to enable the Trust to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders may also be subject to U.S. estate tax with respect to

47

their Trust shares. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Other Taxes

Distributions may also be subject to state, local and foreign taxes and/or the alternative minimum tax depending on each Shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.

CUSTODIAN. ADMINISTRATOR, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Trust’s securities and cash are held under a custodian contract by State Street Bank and Trust Company (the “Custodian”), whose principal business address is One Lincoln Street, Boston, MA 02111. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust’s portfolio of securities and cash, when invested in Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the rules and regulations of the Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the “Administrator”) also serves as administrator to the Trust pursuant to an Administration Agreement. Under the Administration Agreement the Trust’s assets are combined with assets of H&Q Life Science Investors and H&Q Healthcare Investors, other closed-end mutual funds managed by the Investment Adviser. The combined assets are charged fees computed and payable monthly at an annual rate of: 3.40% of the Trust’s average monthly net assets on assets up to $150 million; 2.40% of the Trust’s average monthly net assets on assets up to $150 million, and 1.40% of the Trust’s average monthly net assets on assets in excess of $300 million, with a minimum fee of $77,500 per year. The Administrative Agreement also covers administrative costs including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare, Inc. serves as (1) the Plan Agent for the Trust’s Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

FINANCIAL STATEMENTS

A copy of the annual report of the Trust (when available) may be obtained upon request and without charge by writing to the Investment Adviser, or by calling the Investment Adviser at (617) 772-8500. The annual report for the fiscal period ending September 30, 2014 will become available to Shareholders in November 2014.

48

Tekla Healthcare Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

June 2, 2014

Assets
Cash	$161,160
Deferred offering costs	194,538
Total Assets	355,698

Liabilities
Offering costs payable	194,538
Total Liabilities	194,538

Net Assets	$161,160

Sources Of Net Assets
Paid in capital	$161,160

Total Net Assets (equivalent to $19.10 per share based on 8,437.70 Shares outstanding)	$161,160

The accompanying notes are an integral part of this financial statement.

49

Tekla Healthcare Opportunities Fund

NOTES TO FINANCIAL STATEMENT

June 2, 2014

(1) Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust, formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund’s investment objective is to seek current income and long-term capital appreciation.

The Fund has had no operations to date other than matters relating to its registration and the sale and issuance of 8,437.70 shares of beneficial interest in the Fund to Tekla Capital Management LLC at a net asset value per share of $19.10.

The preparation of this financial statement requires the use of certain estimates by management in determining the Fund’s assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  Events or transactions occurring after June 2, 2014, through the date that the financial statement was issued, have been evaluated in the preparation of this financial statement.

Federal Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of June 2, 2014, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Organizational Expenses and Offering Costs

All organizational expenses of the Trust will be borne by Tekla Capital Management LLC.  As a result, organizational expenses are not reflected in the statement of assets and liabilities, and a statement of operations is not presented.   Offering costs of $194,538 have been incurred through June 2, 2014 and have been treated as a deferred charge in the accompanying Statement of Assets and Liabilities.  Offering costs will be limited to $0.04 per share and will be charged to paid in capital upon sale of the shares.

(2) Investment Advisory and Other Affiliated Fees

The Board has approved the Fund to enter into an Investment Advisory Agreement (the Advisory Agreement) with Tekla Capital Management LLC (the “Adviser”).  Pursuant to the terms of the Advisory Agreement, the Fund is expected to pay the Adviser a monthly fee at the rate when annualized of 1.00% of the Managed Assets of the Fund.  Managed Assets means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

50

The Board has approved the Fund to enter into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund is expected to reimburse the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund’s Chief Compliance Officer.  Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are expected to be allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Board has approved the Fund to pay compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund will not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholder of Tekla Healthcare Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Opportunities Fund (the “Fund”) as of June 2, 2014. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Tekla Healthcare Opportunities Fund as of June 2, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 23, 2014

52

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Opportunities Fund, H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management.

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation.   TCM may consider:  (i)  Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii)  whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval.  TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by TCM that was material to making a decision of how to vote the proxy, or that memorializes the basis for TCM’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and TCM’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of TCM.

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.              Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Statement of Assets and Liabilities. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.

2.              Exhibits:

a.                                      Amended and Restated Declaration of Trust of the Registrant, dated as of June 11, 2014, filed herewith.

b.                                      By-Laws of the Registrant.(1)

c.                                       Not Applicable.

d.                                      Not Applicable.

e.                                       Form of Dividend Reinvestment and Stock Purchase Plan, filed herewith.

f.                                        Not Applicable.

g.                                       Form of Investment Advisory Agreement between the Registrant and Tekla Capital Management, LLC, filed herewith.

h.                                      (i) Form of Underwriting Agreement, filed herewith.

(ii) Form of Master Selected Dealers Agreement, filed herewith.

(iii) Form of Master Agreement Among Underwriters, filed herewith.

(iv) Form of Wells Fargo Securities, LLC Structuring Fee Agreement. (2)

(v) Form of Morgan Stanley & Co. LLC Structuring Fee Agreement. (2)

(vi) Form of UBS Securities LLC Structuring Fee Agreement. (2)

(vii) Form of Raymond James & Associates, Inc. Structuring Fee Agreement. (2)

(viii) Form of Ameriprise Financial Services, Inc. Structuring Fee Agreement. (2)

(ix) Form of RBC Capital Markets, LLC Structuring Fee Agreement. (2)

i.                                          Not Applicable.

j.                                         Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company, filed herewith.

k.                                      (i) Form of Administration Agreement between Registrant and State Street Bank and Trust Company, filed herewith.

(ii) Form of Transfer Agency and Service Agreement between Registrant and Computershare Inc. and Computershare Trust Company, N.A., filed herewith.

(iii) Form of Investor Support Services Agreement between Registrant and Destra Capital Investments LLC, filed herewith.

(iv) Form of Distribution Assistance Agreement between the Investment Adviser and Destra Capital Investments LLC, filed herewith.

l.                                          Opinion and Consent of Dechert LLP. (2)

m.                                  Not Applicable.

n.                                      Consent of Deloitte & Touche LLP filed herewith.

o.                                      Not Applicable.

p.                                      Form of Subscription Agreement, filed herewith.

q.                                      Not Applicable.

r.                                         Code of Ethics of Registrant and its Investment Adviser, filed herewith.

s.                                        Powers of Attorney.(1)

(1)   Incorporated by reference from the Registration Statement on Form N-2, File no. 333-195076 and 811-22955, as filed with the Securities and Exchange Commission on June 9, 2014.

(2)   To be filed by amendment.

Item 26.  Marketing Arrangements.

See the Form of Underwriting Agreement as Exhibit (h)(i) filed herewith.

Item 27.  Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$	[ ]
New York Stock Exchange listing fees	$	[ ]
FINRA fees	$	[ ]
Printing	$	[ ]
Accounting fees and expenses	$	[ ]
Legal fees and expenses	$	[ ]
Miscellaneous	$	[ ]
TOTAL	$	[ ]

Item 28.  Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly under Common Control with the Registrant, except that the Registrant may be deemed to be controlled by Tekla Capital Management LLC (“TCM”), the investment adviser to the Registrant, because immediately prior to this offering TCM will own 100% of the Registrant’s outstanding common shares. Following completion of this offering, TCM’s share ownership is expected to represent less than 1% of the Registrant’s outstanding shares. TCM is a Delaware limited liability company.

Item 29.  Number of Holders of Securities.

As of June 25, 2014, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders
Shares of beneficial interest, $.01 par value	1

Item 30.  Indemnification.

Under Article V of the Registrant’s Amended and Restated Declaration of Trust dated June 11, 2014, any past or present Trustee or officer of Registrant will be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer of Registrant, and against amounts paid and incurred by him in the settlement thereof. This provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Declaration of Trust.

The Registrant will purchase insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Investment Advisory Agreement between the Registrant and Tekla Capital Management LLC (the “Investment Adviser”) dated [  ], the Registrant has agreed to certain limitations on the liability of the Investment Adviser and has agreed to provide certain indemnification. Section 9 of the Investment Advisory Agreement provides as follows:

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the [Investment Company Act of 1940]) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund’s Declaration of Trust.

Section 6 of the Form of Underwriting Agreement, filed as Exhibit (h)(i) to this Registration Statement, provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their directors, trustees, certain of their officers and persons who control them against certain liabilities in connection with the offering described therein, including liabilities under the federal securities laws.

Item 31.  Business and Other Connections of Investment Adviser.

Tekla Capital Management LLC was organized in June 2002 for the purpose of providing investment advisory services to H&Q Healthcare Investors and H&Q Life Sciences Investors (File Nos. 811-04889 and 811-06565). Reference is made to “Trustees and Officers” in the Statement of Additional Information and to Schedule A of Part 1 of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, (File No. 801-61018) filed with the Commission for information concerning the business and other connections of Daniel R. Omstead, Ph.D., Trustee and President of the Trust and President and CEO of the Investment Adviser.

Item 32.  Location of Accounts and Records.

Records are located at:

1.                                      Tekla Capital Management LLC

2 Liberty Square, 9th Floor

Boston, MA 02109

(Registrant’s corporate records and records relating to its function as Investment Adviser to Registrant)

2.                                      State Street Bank and Trust Company

200 Newport Avenue

North Quincy, MA 02171

(Records relating to its function as Custodian to Registrant; and most of Registrant’s accounting and all records relating to its function as Registrant’s accounting agent)

3.                                      State Street Bank and Trust Company

100 Huntington Avenue

Boston, MA 02116

(Records relating to its function as Administrator to Registrant)

4.                                      Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

(Records relating to its function as Registrar and Transfer Agent to Registrant)

5.                                      Computershare Inc.

250 Royall Street

Canton, MA 02021

(Records relating to its function as Dividend Disbursing Agent to Registrant)

Item 33.  Management Service.

Not Applicable.

Item 34.  Undertakings.

1.  Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

2.  Not Applicable.

3.  Not Applicable.

4.  Not Applicable.

5.  Registrant hereby undertakes that: (a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 25th day of June, 2014.

TEKLA HEALTHCARE OPPORTUNITIES FUND

By:	/s/ Daniel R. Omstead
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Daniel R. Omstead	Trustee and President (Principal Executive Officer)	June 25, 2014
Daniel R. Omstead

/s/ Laura Woodward	Treasurer (Principal Financial Officer)	June 25, 2014
Laura Woodward

/s/ Oleg M. Pohotsky*	Trustee and Chairman of the Board	June 25, 2014
Oleg M. Pohotsky

/s/ Michael W. Bonney*	Trustee	June 25, 2014
Michael W. Bonney

/s/ Rakesh K. Jain*	Trustee	June 25, 2014
Rakesh K. Jain

/s/ William S. Reardon*	Trustee	June 25, 2014
William S. Reardon

/s/ Uwe E. Reinhardt*	Trustee	June 25, 2014
Uwe E. Reinhardt

/s/ Lucinda H. Stebbins*	Trustee	June 25, 2014
Lucinda H. Stebbins

*By: Daniel R. Omstead, as attorney in-fact of each person so indicated and pursuant to the powers of attorney previously filed on June 9, 2014.

EXHIBIT LIST

Exhibit (a)	Amended and Restated Declaration of Trust of the Registrant, dated as of June 11, 2014

Exhibit (e)	Form of Dividend Reinvestment and Stock Purchase Plan

Exhibit (g)	Form of Investment Advisory Agreement between the Registrant and Tekla Capital Management, LLC

Exhibit (h)(i)	Form of Underwriting Agreement

Exhibit (h)(ii)	Form of Master Selected Dealers Agreement

Exhibit (h)(iii)	Form of Master Agreement Among Underwriters

Exhibit (j)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company

Exhibit (k)(i)	Form of Administration Agreement between Registrant and State Street Bank and Trust Company

Exhibit (k)(ii)	Form of Transfer Agency and Service Agreement between Registrant and Computershare Inc. and Computershare Trust Company, N.A.

Exhibit (k)(iii)	Form of Investor Support Services Agreement between Registrant and Destra Capital Investments LLC

Exhibit (k)(iv)	Form of Distribution Assistance Agreement between the Investment Adviser and Destra Capital Investments LLC

Exhibit (n)	Consent of Deloitte & Touche LLP

Exhibit (p)	Form of Subscription Agreement

Exhibit (r)	Code of Ethics of Registrant and its Investment Adviser